UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-02278

   Value Line Select Growth Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, Suite 1606, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Item I      Reports to Stockholders

a) A copy of the Annual Report to Stockholders for the period ended 12/31/21 is included with this Form.

ValueLine*funds*

Annual Report

December 31, 2021

Value Line Select Growth Fund, Inc.
Investor Class (VALSX)
Institutional Class (VILSX)

Value Line Mid Cap Focused Fund, Inc.
Investor Class (VLIFX)
Institutional Class (VLMIX)

Value Line Capital Appreciation Fund, Inc.
Investor Class (VALIX)
Institutional Class (VLIIX)

Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)

Value Line Core Bond Fund, Inc.
Investor Class (VAGIX)

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This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope this annual report finds you and your family safe and well.
As we continue through these challenging times, know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this annual report for Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc., Value Line Larger Companies Focused Fund, Inc. and Value Line Core Bond Fund (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2021.
During the annual period, most broad U.S. equity indices generated strong positive absolute returns, while the broad U.S. fixed income market posted a negative absolute return, impacted by a variety of economic and market factors discussed below. Notably, all four equity and hybrid Funds also posted positive absolute returns during the annual period, though each underperformed their respective benchmark index on a relative basis. The annual period was highlighted by several of the Value Line Funds being recognized for their long-term performance and/or attractive risk profiles.
•
Value Line Select Growth Fund, Inc.*   outpaced the category average return of its peers for the one-year period ended December 31, 2021 (large growth category), as measured by Morningstar1,2. Morningstar gave the Fund an overall Risk Rating of Below Average.i

•
Value Line Mid Cap Focused Fund, Inc.*   outpaced the category average return of its peers for the one-, five- and ten-year periods ended December 31, 2021 (mid-cap growth category), as measured by Morningstar1. Additionally, the Fund earned an overall four-star rating from Morningstar2 in the mid-cap growth category among 538 funds as of December 31, 2021 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk Rating of Low.ii

•
Value Line Capital Appreciation Fund, Inc.*   outpaced the category average return of its peers for the three-, five- and ten-year periods ended December 31, 2021 (allocation-70% to 85% equity category), as measured by Morningstar,1 ranking in the top 4% of its peer category in each of those time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the allocation-70% to 85% equity category among 293 funds as of December 31, 2021 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of High.iii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2021, especially given the newsworthy events of the annual period. With meaningful trends and developments during 2021 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
During the 12 months ended December 31, 2021, the U.S. economy experienced strong growth, accompanied by rising inflation. Even as new variants of COVID-19, Delta and Omicron, presented challenges, the U.S. economy increasingly opened up, growing at rates not seen in years as a majority of Americans became fully vaccinated and lockdowns virtually ended. U.S. Gross Domestic Product (GDP) grew at an annualized rate of 6.3% , 6.7% and 2.3% in the first, second and third quarters of 2021, respectively. Through the first three quarters, then, this was an average GDP growth rate of 5.1%, much stronger than the most recent five-year U.S. GDP average of 2.4%. Real U.S. GDP growth for the fourth calendar quarter is expected to rebound to a strong 6.8%.
The labor market experienced a strong recovery during the annual period from the depths of the early pandemic weakness. Nonfarm payroll gains were healthy, reaching a high point of 1,091,000 in July. Jobless claims, which reached a high of 837,000 in January 2021, dropped to 207,000 at the end of 2021, near their lowest levels since 1969. The U.S. unemployment rate fell from 6.7% to 3.9%. Retail sales rebounded from their pandemic lows and exceeded rates seen prior to the pandemic. Sales were well above average, with the annual rate of gain at 1.55% monthly, significantly higher than the most recent five-year monthly average gain of 0.55%. The month of March 2021 showed an outsized gain of 11.3%. Further, the housing industry was especially robust. As COVID-19 persisted, many people moved out of the cities and purchased homes in the suburbs. New home sales averaged 763,000 per month in 2021, greater than the most recent 10-year average of 554,000 per month.
Manufacturing was the strongest sector during the annual period, reaching heights not seen in decades. The Institute for Supply Management (ISM) Manufacturing Survey reached a reading of 64.7 in March, the highest reading since 1983. The Survey averaged 60.6 for the annual period, still well above the level widely considered to be a sign of expansion. However, a drawback of the manufacturing strength was the creation of bottlenecks in the global supply chain and shortages of goods, causing massive delays and lengthening of delivery times. Furthermore, transportation bottlenecks caused by a lack of container ships to deliver global goods and a shortage of truck drivers exacerbated the problem. The supply chain was not prepared for the significant increase in demand that resulted from fiscal and monetary stimulus measures, both in the U.S. and globally. Services, the largest sector of the U.S. economy, which had been especially hard hit by the COVID-19 pandemic, also showed a strong

President’s Letter (unaudited) (continued)

recovery. At the start of 2021, the ISM Services Index registered 57.7, as people stayed away from restaurants, movies, sports stadiums and other activities. But, thanks to vaccinations, boosters and a lack of renewed lockdowns, these leisure and hospitality activities recovered somewhat, and by November 2021, the ISM Services Index had rebounded to a record high of 69.1, before easing to 62.0 in December. Demand sub-indexes remained robust with readings staying above 60.
Perhaps the major concern for the economy during the annual period was the significant rise in inflation. The strong demand for consumer goods and the significant shortages and delays of product deliveries caused prices to increase substantially. The Consumer Price Index, a measure of inflation, rose 1.4% year over year in January 2021, but by the end of December had registered a year over year increase of 7.0%, the fastest pace since 1982. The core Consumer Price Index, which excludes food and energy, rose from 1.6% on a year over year basis at the start of the annual period to reach an annualized growth rate of 5.5% in December 2021. Additionally, there were labor shortages, as employers experienced difficulty hiring workers, despite promises of higher wages. Reasons for the labor shortages were not clear. Fear of returning to the office during the pandemic was one explanation. Some conjectured the generous fiscal package had allowed workers to take their time in returning to work. Whatever the reasons, the labor shortage scenario added to the spike in inflation.
U.S. Treasury yields rose during the annual period, and some economists criticized the U.S. Federal Reserve (the Fed) for maintaining monetary policy accommodation rather than increasing its near-zero short-term interest rates in an effort to counteract increasing inflation. However, Fed policymakers, through most of the year, made it clear they believed the increased inflation was “transitory” due to the unusual pent-up demand from the COVID-19 pandemic, causing shortages and lifting prices. They indicated the supply-chain disruptions would ease and consumer spending would decline from its frenzied pace as government stimulus measures ended. Toward the end of the annual period, though, inflation persisted, and the supply-chain disruptions did not ease and even worsened to some degree. Late in 2021, the Fed announced it would begin tapering its quantitative easing program, reducing its purchases of U.S. Treasuries and mortgage-backed securities, in an effort to reduce stimulus and fight inflation. In addition, the Fed signaled it would likely pivot from its accommodative monetary policy and begin to tighten, raising short-term interest rates in 2022.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 28.71% during the 12 months ended December 31, 2021, near its all-time high and its third consecutive year of double-digit gains.
After a decline in January 2021 on increased COVID-19 cases and fears around new variants, the U.S. equity market was well supported through most of the annual period by a combination of strong economic growth, robust corporate earnings, a gradual rollback of COVID-19 lockdowns and restrictions, an accelerated COVID-19 vaccine rollout, passage of a sweeping $1.9 trillion fiscal stimulus package in March and investor confidence the Fed would maintain its highly accommodative monetary policy for an extended period. Concerns about rising inflationary pressures led to a brief stretch of volatility mid-way through the second calendar quarter, though U.S. equities resumed their climb in early June when new jobless claims data showed a decline for the sixth consecutive week. All told, the S&P 500® Index finished June at a then-all-time high. Sentiment deteriorated in September as the spread of the COVID-19 Delta variant dampened reopening momentum and the Fed signaled a slowdown of its asset purchases. Supply-chain disruptions and input price pressures also put a strain on the U.S. equity market as did concerns about Chinese real estate developers’ leverage and a spike in energy prices. However, the U.S. equity market then rose strongly, logging its best performing quarter in the fourth quarter of 2021 since the fourth quarter of 2020 on the heels of robust consumer spending, strong corporate earnings results and passage of the U.S. government’s infrastructure plan. The emergence of the Omicron variant of COVID-19 became an area of concern, but such concerns were trumped by more than 80% of the S&P 500® Index constituent companies reporting upside earnings surprises.
Growth stocks modestly outperformed value stocks in the large-cap segment of the U.S. equity market for the annual period ended December 31, 2021, but value stocks significantly outperformed growth stocks in the mid- and small-cap segments during the same time frame. Within the U.S. equity market, large-cap stocks performed best, followed by mid-cap stocks and then small-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, all 11 sectors generated positive double-digit absolute total returns during the annual period. Energy, real estate and financials were the best relative performers. Conversely, utilities, consumer staples and industrials were the weakest performing sectors in the S&P 500® Index during the annual period.
The U.S. equity markets outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted annual returns of 11.26% and -2.54%, respectively. International equity markets, similarly to the U.S. equity market, were bolstered by an accelerating global rollout of COVID-19 vaccines, a favorable outlook for global economic growth and substantial support from governments and central banks. However, also as in the U.S., several of the largest international markets, including the U.K. and Germany, were facing rising inflation; their central bankers were similarly remaining patient with accommodative short-term policy rates. From a country perspective, Austria was by far the strongest international equity market during the annual period. The U.K., Germany and Japan also posted gains but lagged behind the U.S. market. Conversely, emerging markets equities were impacted most by a strong U.S. dollar and by China. India’s stock market boomed in part due to a new government bond-buying program and potential increased spending on infrastructure and health care. But Chinese equities experienced a double-digit decline for the annual period, pressured by uncertain government policies as relating to its technology firms, by calls for Hong Kong to keep a high degree of autonomy, by heightened U.S.-China tensions and by growing concerns about debt repayment at China’s large property developer Evergrande.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg US Aggregate Bond Index4, posted a return of  -1.54% during the annual period, significantly underperforming the broad U.S. equity market. Bond prices fell and yields rose across most of the yield curve, or spectrum of maturities, during the annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
While U.S. stocks repeatedly hit new highs during the annual period, U.S. Treasuries posted their first negative calendar year since 2013, driven by COVID-19 vaccine rollout progress, unprecedented fiscal stimulus and the Fed’s commitment to not preemptively hike interest rates in response to any transitory rise in inflation during the economic rebound. Further, investors favored bonds with less interest rate risk given the trend upward in yields, which led to worse performance for U.S. Treasuries, which are highly correlated to the direction of interest rates. While signaling a change to come in 2022, the Fed made no changes to its near-zero targeted federal funds rate during the annual period.
For the annual period overall, the yield on the three-month U.S. Treasury bill fell approximately three basis points, while the yield on the two-year U.S. Treasury note increased approximately 60 basis points, and the yield on the five-year U.S. Treasury note rose approximately 90 basis points. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury note increased approximately 59 basis points, and the yield on the 30-year U.S. Treasury bond rose approximately 25 basis points during the annual period. With the exception of the very short-term end of the yield curve, yields on short- to intermediate-term maturities rose more than on longer-term maturities, primarily in response to rising inflationary pressures and strong economic growth, and thus the yield curve flattened5, with the spread, or yield differential, between two-year and 30-year maturities narrowing during the annual period.
Indeed, U.S. Treasuries posted the weakest total returns during the annual period, as investors sought yield in lower quality, higher-risk assets. For similar reasons, investment grade corporate bonds and securitized assets, including mortgage-backed securities, also posted negative absolute returns during the annual period, but each sector still outperformed U.S. Treasuries. Sovereign emerging markets debt also posted negative absolute returns for the annual period but outperformed U.S. Treasuries. Treasury inflation protected securities, however, generated positive absolute returns, outperforming nominal, or non-inflation-linked, U.S. Treasuries overall as well as the Bloomberg US Aggregate Bond Index, given the strong rise in inflationary pressures. The high yield corporate bond, leveraged loan and municipal bond sectors, especially high yield municipal bonds, also posted solid positive returns during the annual period.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
The opinions expressed herein are those of EULAV Asset Management and its investment team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Value Line Fund. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research.

5

President’s Letter (unaudited) (continued)

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.
*
Data, rankings and ratings are based on the Investor Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Select Growth Fund, Inc.: Ranked by Morningstar in the 39th percentile for one-year (1237 funds), 66th percentile for three-year (1116 funds), 65th percentile for five year (1012 funds) and 78th percentile for ten-year (768 funds) periods ended December 31, 2021. All in the Morningstar large growth category. Morningstar Risk: Average for the 3-year period ended December 31, 2021; Below Average for the 5-year and overall periods ended December 31, 2021; Low for the 10-year period ended December 31, 2021. All in the large growth category.

ii
For Value Line Mid Cap Focused Fund, Inc.: Ranked by Morningstar in the 21st percentile for one -year (588 funds), 68th percentile for three-year (538 funds), 47th percentile for five-year (491 funds) and 40th percentile for ten-year (380 funds) periods ended December 31, 2021. All in the Morningstar mid-cap growth category. Three-star rating for 3-year (538 funds) period ended December 31, 2021; four-star rating for 5-year (491 funds), 10-year (380 funds) and overall (538 funds) periods ended December 31, 2021. All in the mid-cap growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended December 31, 2021.

iii
For Value Line Capital Appreciation Fund, Inc.: Ranked by Morningstar in the 99th percentile for one-year (320 funds), 4th percentile for three-year (293 funds), 1st percentile for five-year (264 funds) and 4th percentile for ten- year (195 funds) periods ended December 31, 2021. All in the Morningstar allocation 70% to 85% equity category. Five-star rating for 3-year (293 funds), 5-year (264 funds), 10-year (195 funds), and overall (293 funds) periods ended December 31, 2021. All in the allocation-70% to 85% equity category. Morningstar Return: High for the 3-year, 5-year, 10-year and overall periods ended December 31, 2021.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows. A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields.

VALUE LINE SELECT GROWTH FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Select Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2021.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 24.16% during the 12 months ended December 31, 2021. This compares to the 28.71% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund posted double-digit positive absolute returns but underperformed the S&P 500® Index during the 12-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole also detracted, albeit more modestly, during the annual period.
Further, the annual period was one wherein value stocks beat growth stocks within the mid-cap and small-cap segments of the U.S. equity market, ending a four-year streak of growth over value, and large-cap stocks, especially mega-cap stocks, beat mid-cap and small-cap stocks. These factors put the Fund at a relative disadvantage, as the Fund emphasizes growth over value and as the average market capitalizations of its holdings are substantially less than that of the S&P 500® Index.
Which equity market sectors most significantly affected Fund performance?
The Fund was hurt most by stock selection in the information technology sector. To a lesser degree, stock selection in materials also detracted. Further dampening the Fund’s relative results was having an overweight to the industrials sector, which underperformed the S&P 500® Index during the annual period, and having no exposure to energy, which was the strongest sector in the S&P 500® Index during the annual period.
Only partially offsetting these detractors was stock selection in the health care and consumer staples sectors, which contributed positively. Further boosting the Fund’s relative results was having no exposure at all to two of the weakest sectors in the S&P 500® Index during the annual period, namely communication services and utilities.
Which stocks detracted significantly from the Fund’s performance during the annual period?
The most significant detractors from the Fund’s performance were positions in software and technology services firms ANSYS and Fiserv and in payment transactions processing firm Mastercard, each of which significantly lagged the S&P 500® Index during the annual period, hurt by weaker than expected operating performance.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were information technology services and consulting firm Accenture, diversified industrial and medical conglomerate Danaher and software and technology services firm Intuit. Each stock enjoyed a robust double-digit gain during the annual period, aided by stronger than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we established a new Fund position in medical technology company Stryker, which, in our view, continues to deliver consistent, attractive long-term growth in both earnings and stock price. We also added to the Fund’s positions in Intercontinental Exchange in the financials sector and in Intuit, Adobe and ServiceNow in the information technology sector.

VALUE LINE SELECT GROWTH FUND, INC.

Conversely, we eliminated the Fund’s positions in Ball, which provides metal packaging for beverages, foods and household products; Church & Dwight, which develops, manufactures and markets household, personal care and specialty products; and Jack Henry & Associates, a software and technology services firm. We believed each was no longer generating the consistent long-term growth we seek. The Fund had 32 holdings in its portfolio as of December 31, 2021.
Were there any notable changes in the Fund’s weightings during the 12-month period?
The only notable change in the Fund’s sector weightings relative to the S&P 500® Index during the 12-month period ended December 31, 2021 was a shift from an overweight to an underweight in materials.
How was the Fund positioned relative to its benchmark index at the end of December 2021?
As of December 31, 2021, the Fund was overweighted relative to the S&P 500® Index in the industrials, information technology and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer staples, consumer discretionary, real estate and materials sectors. The Fund had no allocations to the energy, communication services or utilities sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Select Growth Fund, Inc.
Portfolio Highlights at December 31, 2021 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Accenture PLC	89,900	$37,268,045	7.4%
Danaher Corp.	107,900	35,500,179	7.1%
Thermo Fisher Scientific, Inc.	52,000	34,696,480	6.9%
MasterCard, Inc.	70,900	25,475,788	5.1%
Cintas Corp.	57,177	25,339,131	5.0%
Roper Technologies, Inc.	49,000	24,101,140	4.8%
Salesforce.com, Inc.	90,400	22,973,352	4.6%
Intuit, Inc.	34,400	22,126,768	4.4%
Costco Wholesale Corp.	37,400	21,231,980	4.2%
S&P Global, Inc.	44,000	20,764,920	4.1%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investments In Securities*

*
Excludes short-term investments, if any.

Value Line Select Growth Fund, Inc.
Portfolio Highlights at December 31, 2021 (unaudited) (continued)

The following graph compares the performance of the Value Line Select Growth Fund, Inc. to that of the S&P 500® Index* (the “Index”). The Value Line Select Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Select Growth Fund, Inc. and the S&P 500® Index**
Performance Data: **
Average Annual Total Returns (For year ended 12/31/2021)
Investor Class	1 Yr	5 Yrs	10 Yrs	Since Inception 5/30/1956
Value Line Select Growth Fund, Inc.	24.16%	20.96%	16.02%	10.08%
S&P 500® Index*	28.71%	18.47%	16.55%	7.36%
Institutional Class	1 Yr	Since Inception 5/1/2020
Value Line Select Growth Fund, Inc.	24.47%	34.40%
S&P 500® Index*	28.71%	33.47%

*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Select Growth Fund, Inc.
Schedule of Investments	December 31, 2021

Shares		Value
COMMON STOCKS 97.8%
CONSUMER DISCRETIONARY 1.9%
	RETAIL 1.9%
123,200	TJX Cos., Inc.	$9,353,344
CONSUMER STAPLES 4.2%
	RETAIL 4.2%
37,400	Costco Wholesale Corp.	21,231,980
FINANCIALS 5.4%
	COMMERCIAL SERVICES 4.1%
44,000	S&P Global, Inc.	20,764,920
	DIVERSIFIED FINANCIAL SERVICES 0.6%
22,000	Intercontinental Exchange, Inc.	3,008,940
	INSURANCE 0.7%
11,200	Aon PLC Class A	3,366,272
		27,140,132
HEALTHCARE 18.8%
	ELECTRONICS 0.7%
2,100	Mettler-Toledo International, Inc.(1)	3,564,141
	HEALTHCARE PRODUCTS 18.1%
107,900	Danaher Corp.	35,500,179
24,400	IDEXX Laboratories, Inc.(1)	16,066,424
18,000	Stryker Corp.	4,813,560
52,000	Thermo Fisher Scientific, Inc.	34,696,480
		91,076,643
		94,640,784
INDUSTRIALS 25.0%
	AEROSPACE & DEFENSE 3.7%
31,602	HEICO Corp.	4,557,641
22,400	TransDigm Group, Inc.(1)	14,252,672
		18,810,313
	COMMERCIAL SERVICES 6.8%
57,177	Cintas Corp.	25,339,131
66,152	IHS Markit Ltd.	8,792,924
		34,132,055
	ENVIRONMENTAL CONTROL 6.0%
81,800	Republic Services, Inc.	11,407,010
136,700	Waste Connections, Inc.	18,628,109
		30,035,119
Shares		Value
INDUSTRIALS 25.0% (continued)
	SOFTWARE 4.8%
49,000	Roper Technologies, Inc.	$24,101,140
	TRANSPORTATION 3.7%
72,800	Union Pacific Corp.	18,340,504
		125,419,131
INFORMATION TECHNOLOGY 40.1%
	AEROSPACE & DEFENSE 3.6%
41,400	Teledyne Technologies, Inc.(1)	18,087,246
	COMPUTERS 7.4%
89,900	Accenture PLC Class A	37,268,045
	DIVERSIFIED FINANCIAL SERVICES 5.1%
70,900	MasterCard, Inc. Class A	25,475,788
	SOFTWARE 24.0%
18,000	Adobe, Inc.(1)	10,207,080
12,400	ANSYS, Inc.(1)	4,973,888
72,000	Cadence Design Systems, Inc.(1)	13,417,200
54,600	Fidelity National Information Services, Inc.	5,959,590
140,800	Fiserv, Inc.(1)	14,613,632
34,400	Intuit, Inc.	22,126,768
90,400	Salesforce.com, Inc.(1)	22,973,352
28,639	ServiceNow, Inc.(1)	18,589,861
20,800	Synopsys, Inc.(1)	7,664,800
		120,526,171
		201,357,250
MATERIALS 1.8%
	CHEMICALS 1.8%
38,800	Ecolab, Inc.	9,102,092
REAL ESTATE 0.6%
	REITS 0.6%
10,600	American Tower Corp. REIT	3,100,500
TOTAL COMMON STOCKS (Cost $197,824,713)		491,345,213
Shares		Value
SHORT-TERM INVESTMENT 2.3%
MONEY MARKET FUND 2.3%
11,510,396	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(2)	$11,510,396
TOTAL SHORT-TERM INVESTMENTS (Cost $11,510,396)		11,510,396
TOTAL INVESTMENTS IN SECURITIES 100.1% (Cost $209,335,109)		$502,855,609
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.1%)		(455,558)
NET ASSETS 100%		$502,400,051

(1)
Non-income producing.

(2)
Rate reflects 7 day yield as of December 31, 2021.

REITs
 Real Estate Investment Trusts.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$491,345,213	$—	$—	$491,345,213
Short-Term Investment	11,510,396	—	—	11,510,396
Total Investments in Securities	$502,855,609	$—	$—	$502,855,609

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2021.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 19.88% during the 12 months ended December 31, 2021. This compares to the 28.71% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund posted double-digit positive absolute returns but underperformed the S&P 500® Index on a relative basis during the 12-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole also detracted, albeit more modestly, during the annual period.
Further, the annual period was one wherein value stocks beat growth stocks within the mid-cap and small-cap segments of the U.S. equity market, ending a four-year streak of growth over value, and large-cap stocks, especially mega-cap stocks, beat mid-and small-cap stocks. These factors put the Fund at a relative disadvantage, as the Fund emphasizes growth over value and as the average market capitalizations of its holdings are substantially less than that of the S&P 500® Index.
Which equity market sectors most significantly affected Fund performance?
The Fund was hurt most by stock selection in the information technology sector. To a lesser degree, stock selection in industrials and materials also detracted. Further dampening the Fund’s relative results was having an overweight to the industrials sector, which underperformed the S&P 500® Index during the annual period, and having no exposure to energy, which was the strongest sector in the S&P 500® Index during the annual period.
Only partially offsetting these detractors was stock selection in the consumer discretionary and financials sectors, which contributed positively. Further boosting the Fund’s relative results was having no exposure at all to two of the weakest sectors in the S&P 500® Index during the annual period, namely communication services and utilities.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the Fund was hurt most by positions in software and technology services firm Fair Isaac, hospice and palliative care services provider Chemed and packaging and containers company AptarGroup. Each of these companies experienced a share price decline during the annual period because of weaker than expected operating performance.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were software and technology services firm Gartner, insurance company American Financial Group and swimming pool supplies and equipment distributor Pool. Shares of Gartner enjoyed a triple-digit percentage gain during the annual period, and American Financial Group and Pool each experienced robust double-digit percentage share price increases during the annual period, in each case because of stronger than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
This focused Fund ended the annual period with 29 holdings in its portfolio as compared to 30 at the start of the calendar year. No new positions were added during the annual period. We eliminated from the Fund’s portfolio a position in Carlisle Companies, which manufactures and distributes construction materials, transportation products and general industry products. We sold the position because we believed Carlisle Companies was no longer generating the consistent long-term growth we seek.

VALUE LINE MID CAP FOCUSED FUND, INC.
(continued)

Were there any notable changes in the Fund’s weightings during the 12-month period?
We shifted from having a rather neutral position relative to the S&P 500® Index in information technology at the start of the annual period to having an overweighted exposure.
How was the Fund positioned relative to its benchmark index at the end of December 2021?
As of December 31, 2021, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the consumer discretionary and health care sectors and was rather neutrally weighted relative to the Index in the financials, consumer staples and real estate sectors on the same date. On December 31, 2021, the Fund held no positions at all in the energy, communication services or utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2021 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Pool Corp.	53,600	$30,337,600	6.1%
Teledyne Technologies, Inc.	64,500	28,179,405	5.7%
Cadence Design Systems, Inc.	149,600	27,877,960	5.6%
Tyler Technologies, Inc.	45,300	24,369,135	4.9%
Gartner, Inc.	72,800	24,338,496	4.9%
Church & Dwight Co., Inc.	217,600	22,304,000	4.5%
Mettler-Toledo International, Inc.	12,800	21,724,288	4.4%
American Financial Group, Inc.	154,992	21,283,501	4.3%
Lennox International, Inc.	61,800	20,045,448	4.1%
Chemed Corp.	37,700	19,944,808	4.0%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investments In Securities*
*
Excludes short-term investments, if any.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2021 (unaudited) (continued)

The following graph compares the performance of the Value Line Mid Cap Focused Fund, Inc. to that of the S&P 500® Index* (the “Index”). The Value Line Mid Cap Focused Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Mid Cap Focused Fund, Inc. and the S&P 500® Index**

Performance Data: **
Average Annual Total Returns (For year ended 12/31/2021)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 3/1/1950
Investor Class
Value Line Mid Cap Focused Fund, Inc.	19.88%	24.84%	19.55%	16.26%	10.35%
S&P 500® Index*	28.71%	26.07%	18.47%	16.55%	8.14%
	1 Yr	3 Yrs	Since Inception 8/14/2017
Institutional Class
Value Line Mid Cap Focused Fund, Inc.	20.24%	25.18%	19.72%
S&P 500® Index*	28.71%	26.07%	16.49%

*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments	December 31, 2021

Shares		Value
COMMON STOCKS 97.1%
CONSUMER DISCRETIONARY 9.6%
	DISTRIBUTION & WHOLESALE 6.1%
53,600	Pool Corp.	$30,337,600
	ENTERTAINMENT 3.5%
72,195	Churchill Downs, Inc.	17,391,775
		47,729,375

CONSUMER STAPLES 6.4%
	FOOD 1.9%
59,800	J&J Snack Foods Corp.	9,446,008
	HOUSEHOLD PRODUCTS 4.5%
217,600	Church & Dwight Co., Inc.	22,304,000
		31,750,008
FINANCIALS 11.5%
	INSURANCE 11.5%
154,992	American Financial Group, Inc.	21,283,501
409,400	Arch Capital Group, Ltd.(1)	18,197,830
214,192	Berkley (W.R.) Corp.	17,647,279
		57,128,610
HEALTHCARE 9.9%
	ELECTRONICS 4.4%
12,800	Mettler-Toledo International, Inc.(1)	21,724,288
	HEALTHCARE PRODUCTS 1.5%
17,200	Cooper Cos., Inc.	7,205,768
	HEALTHCARE SERVICES 4.0%
37,700	Chemed Corp.	19,944,808
		48,874,864
INDUSTRIALS 19.8%
	AEROSPACE & DEFENSE 5.6%
67,583	HEICO Corp.	9,746,820
28,400	TransDigm Group, Inc.(1)	18,070,352
		27,817,172
	BUILDING MATERIALS 4.1%
61,800	Lennox International, Inc.	20,045,448
	COMMERCIAL SERVICES 2.1%
310,049	Rollins, Inc.	10,606,776
Shares		Value
INDUSTRIALS 19.8% (continued)
	ENGINEERING & CONSTRUCTION 2.7%
114,600	Exponent, Inc.	$13,377,258
	ENVIRONMENTAL CONTROL 3.2%
115,750	Waste Connections, Inc.	15,773,253
	SOFTWARE 2.1%
21,400	Roper Technologies, Inc.	10,525,804
		98,145,711
INFORMATION TECHNOLOGY 33.8%
	AEROSPACE & DEFENSE 5.7%
64,500	Teledyne Technologies, Inc.(1)	28,179,405
	COMMERCIAL SERVICES 4.9%
72,800	Gartner, Inc.(1)	24,338,496
	COMPUTERS 2.5%
136,400	CGI, Inc.(1)	12,071,400
	SOFTWARE 20.7%
45,400	ANSYS, Inc.(1)	18,210,848
149,600	Cadence Design Systems, Inc.(1)	27,877,960
39,900	Fair Isaac Corp.(1)	17,303,433
35,800	Fiserv, Inc.(1)	3,715,682
66,708	Jack Henry & Associates, Inc.	11,139,569
45,300	Tyler Technologies, Inc.(1)	24,369,135
		102,616,627
		167,205,928
MATERIALS 2.9%
	PACKAGING & CONTAINERS 2.9%
100,700	AptarGroup, Inc.	12,333,736
21,892	Ball Corp.	2,107,543
		14,441,279
		14,441,279
REAL ESTATE 3.2%
183,300	Equity Lifestyle Properties, Inc. REIT	16,068,078
TOTAL COMMON STOCKS (Cost $267,084,014)		481,343,853
Shares		Value
SHORT-TERM INVESTMENT 2.8%
	MONEY MARKET FUND 2.8%
13,768,491	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(2)	$13,768,491
TOTAL SHORT-TERM INVESTMENTS (Cost $13,768,491)		13,768,491
TOTAL INVESTMENTS IN SECURITIES 99.9% (Cost $280,852,505)		$495,112,344
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%		343,654
NET ASSETS 100%		$495,455,998

(1)
Non-income producing.

(2)
Rate reflects 7 day yield as of December 31, 2021.

REITs
Real Estate Investment Trusts.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$481,343,853	$—	$—	$481,343,853
Short-Term Investment	13,768,491	—	—	13,768,491
Total Investments in Securities	$495,112,344	$—	$—	$495,112,344

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE CAPITAL APPRECIATION FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek capital appreciation and income consistent with its asset allocation.
Manager Discussion of Fund Performance
Below, Value Line Capital Appreciation Fund, Inc. portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2021.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 6.79% during the 12 months ended December 31, 2021. This compares to the 16.61% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg US Aggregate Bond Index (the Bloomberg Index), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund posted solid positive absolute returns but underperformed its blended benchmark during the 12-month reporting period. Asset allocation decisions proved favorable. The Fund was overweight equities and underweight fixed income, which contributed positively as equities significantly outperformed fixed income during the annual period. However, having a position in cash, albeit a modest one, during an annual period when the S&P 500® Index rallied strongly dampened the Fund’s relative results.
The fixed income portion of the Fund modestly underperformed the Bloomberg Index during the annual period. The equity portion of the Fund materially underperformed the S&P 500® Index during the annual period, driving the Fund’s underperformance most, attributable primarily to stock selection. Sector allocation overall added value, though modestly.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund was hurt most by stock selection in the health care, information technology and consumer discretionary sectors. Within health care, stock selection within the poorly-performing biotechnology industry detracted most. Within information technology, investments within the information technology services industry weighed on relative results most. Within consumer discretionary, positions in several companies that are not constituents of the S&P 500® Index and which underperformed the S&P 500® Index during the annual period, hurt most.
Partially offsetting these detractors was stock selection in energy, which contributed positively to the Fund’s relative results. Having an underweighted allocation to the consumer staples sector, which lagged the S&P 500® Index during the annual period, and having no exposure at all to the utilities sector, which was the weakest performer in the S&P 500® Index during the annual period, also helped.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the stocks that detracted most from the equity portion of the Fund’s performance were Peloton Interactive, an interactive fitness products company; Exact Sciences, a cancer screening and diagnostic tests provider; and RingCentral, a business communications software-as-a-service provider.
Shares of Peloton declined during the annual period, following a year of exceptionally strong performance in 2020. Its performance during the annual period was partially impacted by a lesser benefit of the stay-at-home environment as well as by some product safety recalls and slower than expected growth going forward. Exact Sciences experienced a double-digit share price decline during the annual period, largely impacted by the pandemic headwinds. Overall industry weakness pressured its shares as well. Shares of RingCentral saw a sharp double-digit decline during the annual period, influenced in part by some management changes.

VALUE LINE CAPITAL APPRECIATION FUND, INC.
(continued)

What were some of the Fund’s best-performing individual stocks?
Contributing most to the equity portion of the Fund’s relative results were positions in biopharmaceutical company Biohaven Pharmaceutical, oil and gas exploration and production company Diamondback Energy and investment company Blackstone.
Biohaven Pharmaceuticals’ shares saw a double-digit gain during the annual period, with its strong performance driven largely by the ongoing success of the launch of its migraine drug Nurtec. The company preannounced better than consensus expected Nurtec sales in every quarter during the annual period. Diamondback Energy’s shares soared during the annual period with a triple-digit gain. The company’s strong performance was fueled by higher oil and gas prices and by favorable year-over-year results comparisons following 2020’s steep decline for the company’s shares. Shares of Blackstone also enjoyed a triple-digit gain during the annual period on success in growing its capital strategies and on its growth both organically and via mergers and acquisitions.
Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, we established a position in Delta Airlines, which, in our view, has some of the best financials in the airline industry and is well positioned to benefit from travel recovery. We also initiated a position in financial services institution Citigroup, which we believe is likely to benefit should several interest rate increases materialize in the coming year. We established a position in Tesla, the global leader in the rapidly growing electric vehicle market, during the annual period as well. In our view, electric vehicles are likely to replace internal combustion engine vehicles entirely over the long term. We believe Tesla is well positioned to benefit from this secular driver and to continue expanding its scale.
Conversely, we sold the equity portion of the Fund’s positions in Zendesk, a software development company; Tencent Holdings, a Chinese multinational technology and entertainment conglomerate; and Edwards Lifesciences, which designs, develops and markets products and services for the treatment of cardiovascular diseases. The sale of Zendesk was driven by the company’s deteriorating fundamentals and by what we saw as its relatively less attractive valuation. We exited Tencent Holdings prompted by what we viewed as increasing macro risks and decreasing visibility, especially given heightened regulatory scrutiny in China. We exited the equity portion of the Fund’s position in Edwards Lifesciences given our view of the company’s relatively less attractive risk/reward profile, including weakening fundamentals and a less compelling valuation.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
During the annual period, the equity portion of the Fund’s allocation to the financials, energy and industrials sectors increased and its exposures to the health care, information technology and consumer staples sectors decreased relative to the S&P 500® Index.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2021?
As of December 31, 2021, the Fund was overweight relative to the S&P 500® Index in the health care, information technology, consumer discretionary, communication services and energy sectors. The Fund was underweight relative to the S&P 500® Index in the industrials, real estate and consumer staples sectors on the same date. The Fund was rather neutrally weighted to the financials sector relative to the S&P 500® Index and had no exposure to the materials and utilities sectors at the end of December 2021.
What was the duration and yield curve strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund contributed positively to its relative performance, as the fixed income portion of the Fund generally held a duration stance shorter than that of the Bloomberg Index during the annual period based on our expectations for higher interest rates. As rates did rise across most of the yield curve during the annual period in response to greater inflationary pressures and strong economic growth, the fixed income portion of the Fund’s short duration positioning added value. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
However, yield curve positioning overall detracted from the fixed income portion of the Fund’s relative performance during the annual period. The fixed income portion of the Fund was positioned with an emphasis on the intermediate segment of the yield curve, where rates rose most substantially, and it would have proved more beneficial had the fixed income portion of the Fund held more of a barbell positioning along the U.S. Treasury yield curve, with greater weightings in short-term and long-term maturities.

VALUE LINE CAPITAL APPRECIATION FUND, INC.
(continued)

Which fixed income market segments most significantly affected Fund performance?
During the annual period, the fixed income portion of the Fund maintained a “risk on”* bias, with a significantly overweighted allocation to investment grade corporate bonds relative to the Bloomberg Index and a modest exposure to high yield corporate bonds, which are not a component of the Bloomberg Index. Such positioning proved beneficial, as both of these sectors outperformed the Bloomberg Index during the annual period. Having a notably underweighted allocation to U.S. Treasuries, which was the weakest sector in the Bloomberg Index during the annual period, also contributed positively. Issue selection within corporate credit helped, as the fixed income portion of the Fund had a focus on bonds rated BBB, which outperformed higher-rated corporate bonds during the annual period. Conversely, having an overweighted allocation to commercial mortgage-backed securities detracted, as this sector underperformed the Bloomberg Index during the annual period. Issue selection in the securitized sector also dampened the fixed income portion of the Fund’s relative results.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
During the annual period, we modestly reduced the fixed income portion of the Fund’s exposure to investment grade corporate bonds, with most of the proceeds allocated to mortgage-backed securities. We implemented this shift based on our expectations for several interest rate hikes by the Federal Reserve (the “Fed”) in 2022 and on our analysis that mortgage-backed securities tend to perform better than U.S. Treasuries and corporate bonds during a period of rising rates. We also reduced the fixed income portion of the Fund’s exposure to the intermediate segment of the yield curve, as conditions that caused this area to underperform, such as inflation, rising rates and a hawkish Fed, were likely, in our view, to persist in 2022. (Hawkish tends to suggest higher interest rates; opposite of dovish.)
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2021?
At the end of December 2021, the fixed income portion of the Fund remained overweight relative to the Bloomberg Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Index in U.S. Treasuries. The fixed income portion of the Fund had a rather neutral exposure to the securitized sector overall.
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At December 31, 2021, the Fund had a weighting of approximately 83% in stocks, 11% in fixed income securities and 6% in cash equivalents. This compared to approximately 82% in stocks, 14% in fixed income securities and 4% in cash equivalents at the start of the annual period. Much of the asset allocation shifts during the annual period was due to the market appreciation of equities.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
During the annual period, we generally saw better than consensus expected sales and corporate earnings reports. While new government policies may benefit some value and cyclical stocks in the months ahead, we believe strong growth companies are likely to remain resilient and attractive over the long term. Thus, at the end of the annual period, we felt the equity portion of the Fund was well positioned to thrive over the longer term, as it generally owns companies that tend to have market-leading positions and compete in industries with high barriers to entry. Often, these companies also have secular growth drivers due to their in-demand products and services. We intend to continue to seek companies for the equity portion of the Fund’s portfolio that are positioned to grow both their sales and earnings at a pace above the market and their peers.
We also intend to closely monitor the pace of U.S. and global economic growth, any shifts in the Fed’s outlook, any marked change in the path of the COVID-19 pandemic and any notable movements in either inflation or labor market conditions, as these factors are likely, in our view, to affect the Fund’s equity and fixed income holdings.
*”Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at December 31, 2021 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Amazon.com, Inc.	7,000	$23,340,380	3.3%
Bank of America Corp.	490,000	21,800,100	3.1%
Exelixis, Inc.	1,150,000	21,022,000	3.0%
Biohaven Pharmaceutical Holding Co. Ltd.	145,000	19,982,450	2.9%
Meta Platforms, Inc.	54,000	18,162,900	2.6%
Apple, Inc.	101,000	17,934,570	2.6%
Exact Sciences Corp.	225,000	17,511,750	2.5%
Alphabet, Inc.	6,000	17,382,240	2.5%
Micron Technology, Inc.	185,000	17,232,750	2.5%
QUALCOMM, Inc.	93,000	17,006,910	2.5%
Asset Allocation – Percentage of Net Assets

Common Stock Sectors — Percentage of Common Stocks*	Bonds & Notes Sectors — Percentage of All Bonds & Notes*

*
Excludes short-term investments, if any.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at December 31, 2021 (unaudited) (continued)

The following graph compares the performance of the Value Line Capital Appreciation Fund, Inc. to that of the S&P 500® Index* and the 60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index**, (the “Indexes”). The Value Line Capital Appreciation Fund, Inc. is a professionally managed mutual fund, while the Indexes are not available for investment and are unmanaged. The returns for the Indexes do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Capital Appreciation Fund, Inc., the S&P 500® Index and the 60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index***
Performance Data: ***
Average Annual Total Returns (For periods ended 12/31/2021)
	1 Yr	5 Yrs	10 Yrs	Since Inception 10/1/1952
Investor Class
Value Line Capital Appreciation Fund, Inc.	6.79%	16.64%	12.40%	10.32%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index**	16.61%	12.51%	11.09%	7.59%
S&P 500® Index*	28.71%	18.47%	16.55%	7.91%
	1 Yr	5 Yrs	Since Inception 11/2/2015
Institutional Class
Value Line Capital Appreciation Fund, Inc.	7.13%	16.97%	13.49%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index**	16.61%	12.51%	9.92%
S&P 500® Index*	28.71%	18.47%	14.40%

*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The 60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage Backed Securities (MBS) (agency fixed-rate and hybrid ARM pass-through’s), Asset Backed Securities (ABS), and Commercial Mortgage Backed Securities (CMBS).

***
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Capital Appreciation Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS 83.9%
COMMUNICATION SERVICES 11.8%
	INTERNET 9.8%
6,000	Alphabet, Inc. Class A(1)	$17,382,240
54,000	Meta Platforms, Inc. Class A(1)	18,162,900
16,000	Netflix, Inc.(1)	9,639,040
40,000	Roku, Inc.(1)	9,128,000
160,000	Snap, Inc. Class A(1)	7,524,800
150,000	Twitter, Inc.(1)	6,483,000
		68,319,980
	MEDIA 0.7%
30,000	Walt Disney Co.(1)	4,646,700
	SOFTWARE 1.3%
138,000	Activision Blizzard, Inc.	9,181,140
		82,147,820
CONSUMER DISCRETIONARY 13.1%
	AUTO MANUFACTURERS 1.3%
8,500	Tesla, Inc.(1)	8,982,630
	ENTERTAINMENT 1.4%
185,000	DraftKings, Inc. Class A(1)	5,081,950
14,000	Vail Resorts, Inc.	4,590,600
		9,672,550
	HOME BUILDERS 1.3%
80,000	Lennar Corp. Class A	9,292,800
	INTERNET 4.1%
45,000	Alibaba Group Holding Ltd. ADR(1)	5,345,550
7,000	Amazon.com, Inc.(1)	23,340,380
		28,685,930
	LEISURE TIME 0.9%
180,000	Peloton Interactive, Inc. Class A(1)	6,436,800
	LODGING 1.0%
42,000	Hilton Worldwide Holdings, Inc.(1)	6,551,580
	RETAIL 3.1%
13,000	Home Depot, Inc.	5,395,130
54,000	Starbucks Corp.	6,316,380
23,000	Ulta Beauty, Inc.(1)	9,483,820
		21,195,330
		90,817,620
CONSUMER STAPLES 0.8%
	BEVERAGES 0.8%
21,000	Constellation Brands, Inc. Class A	5,270,370
Shares		Value
ENERGY 3.3%
	OIL & GAS 3.3%
125,000	Diamondback Energy, Inc.	$13,481,250
50,000	Pioneer Natural Resources Co.	9,094,000
		22,575,250
FINANCIALS 8.9%
	BANKS 6.8%
490,000	Bank of America Corp.	21,800,100
175,000	Citigroup, Inc.	10,568,250
95,000	JPMorgan Chase & Co.	15,043,250
		47,411,600
	DIVERSIFIED FINANCIAL SERVICES 1.2%
63,000	Blackstone, Inc. Class A	8,151,570
	INTERNET 0.9%
350,000	Robinhood Markets, Inc. Class A(1)(2)	6,216,000
		61,779,170
HEALTHCARE 13.6%
	BIOTECHNOLOGY 10.0%
1,700,000	Amarin Corp. PLC ADR(1)(2)	5,729,000
145,000	Biohaven Pharmaceutical Holding Co. Ltd.(1)	19,982,450
1,150,000	Exelixis, Inc.(1)	21,022,000
290,000	Global Blood Therapeutics, Inc.(1)	8,488,300
270,000	Intercept Pharmaceuticals, Inc.(1)(2)	4,398,300
44,000	Vertex Pharmaceuticals, Inc.(1)	9,662,400
		69,282,450
	HEALTHCARE PRODUCTS 2.5%
225,000	Exact Sciences Corp.(1)	17,511,750
	PHARMACEUTICALS 1.1%
14,000	DexCom, Inc.(1)	7,517,300
		94,311,500
INDUSTRIALS 4.4%
	AIRLINES 1.2%
210,000	Delta Air Lines, Inc.(1)	8,206,800
	INTERNET 3.2%
300,000	Lyft, Inc. Class A(1)	12,819,000
220,000	Uber Technologies, Inc.(1)	9,224,600
		22,043,600
		30,250,400
Shares		Value
INFORMATION TECHNOLOGY 27.3%
	COMMERCIAL SERVICES 1.4%
53,000	PayPal Holdings, Inc.(1)	$9,994,740
	COMPUTERS 3.7%
101,000	Apple, Inc.	17,934,570
38,000	Crowdstrike Holdings, Inc. Class A(1)	7,780,500
		25,715,070
	DIVERSIFIED FINANCIAL SERVICES 2.0%
65,000	Visa, Inc. Class A	14,086,150
	INTERNET 1.4%
7,000	Shopify, Inc. Class A(1)	9,641,730
	SEMICONDUCTORS 9.6%
13,500	Broadcom, Inc.	8,983,035
185,000	Micron Technology, Inc.	17,232,750
44,000	NVIDIA Corp.	12,940,840
44,000	NXP Semiconductors NV	10,022,320
93,000	QUALCOMM, Inc.	17,006,910
		66,185,855
	SOFTWARE 9.2%
10,000	Adobe, Inc.(1)	5,670,600
36,000	Microsoft Corp.	12,107,520
37,000	RingCentral, Inc. Class A(1)	6,931,950
39,000	Salesforce.com, Inc.(1)	9,911,070
12,000	ServiceNow, Inc.(1)	7,789,320
56,500	Splunk, Inc.(1)	6,538,180
30,000	Twilio, Inc. Class A(1)	7,900,200
24,000	Workday, Inc. Class A(1)	6,556,320
		63,405,160
		189,028,705
REAL ESTATE 0.7%
	REITS 0.7%
17,000	American Tower Corp. REIT	4,972,500
TOTAL COMMON STOCKS (Cost $420,849,254)		581,153,335

See Notes to Financial Statements.

December 31, 2021

Principal Amount		Value
ASSET-BACKED SECURITIES 0.3%
$208,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	$210,520
200,000	Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47%, 1/15/30(3)	207,817
500,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(3)	526,881
500,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4, 1.90%, 3/17/25	506,465
500,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.56%, 11/25/31(3)	516,360
150,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/33(3)	149,623
TOTAL ASSET-BACKED SECURITIES (Cost $2,172,388)		2,117,666
COMMERCIAL MORTGAGE-BACKED SECURITIES 0.9%
250,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	275,841
300,000	BANK, Series 2021-BN33, Class A3, 2.02%, 5/15/64	296,052
198,867	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	204,638
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	104,582
544,312	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(4)	567,826
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K731, Class A2, 3.60%, 2/25/25(4)	105,692
Principal Amount		Value
$350,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class A2, 3.15%, 11/25/25	$372,095
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	262,245
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	108,905
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K063, Class A2, 3.43%, 1/25/27(4)	108,932
255,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	275,781
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	162,674
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	278,537
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K075, Class A2, 3.65%, 2/25/28(4)	111,697
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 10/25/28(4)	282,897
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A2, 3.56%, 1/25/29	111,948
Principal Amount		Value
$767,595	FHLMC Multifamily Structured Pass-Through Certificates, Series K101, Class A1, 2.19%, 7/25/29	$795,028
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.51%, 11/25/45(3)(4)	254,453
137,654	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	137,581
150,000	GNMA, Series 2013-12, Class B, 2.06%, 11/16/52(4)	150,142
25,760	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	25,754
200,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	216,522
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	251,829
385,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	390,331
27,378	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	27,368
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	211,613
22,979	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	23,003
150,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	161,326
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,254,680)		6,275,292

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 4.3%
BASIC MATERIALS 0.2%
	CHEMICALS 0.1%
$175,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22(2)	$180,633
150,000	Ecolab, Inc., Senior Unsecured Notes, 1.30%, 1/30/31(2)	140,766
175,000	Nutrien Ltd., Senior Unsecured Notes, 4.20%, 4/1/29	197,574
200,000	Westlake Chemical Corp., Senior Unsecured Notes, 3.60%, 8/15/26	214,529
		733,502
	IRON & STEEL 0.0%
150,000	ArcelorMittal SA, Senior Unsecured Notes, 4.25%, 7/16/29(2)	164,387
190,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	200,543
		364,930
	MINING 0.1%
150,000	Freeport-McMoRan, Inc., 4.63%, 8/1/30	160,875
145,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 4.13%, 8/21/42	173,857
195,000	Teck Resources Ltd., Senior Unsecured Notes, 6.13%, 10/1/35	253,142
		587,874
		1,686,306
COMMUNICATIONS 0.3%
	INTERNET 0.1%
190,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	216,600
150,000	VeriSign, Inc., Senior Unsecured Notes, 2.70%, 6/15/31	150,750
		367,350
	MEDIA 0.1%
175,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	192,589
175,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	191,138
Principal Amount		Value
COMMUNICATIONS 0.3% (continued)
	MEDIA 0.1% (continued)
$150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	$167,245
150,000	Walt Disney Co., Guaranteed Notes, 2.65%, 1/13/31(2)	156,206
		707,178
	TELECOMMUNICATIONS 0.1%
228,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33	223,307
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	228,696
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	294,288
150,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(2)	173,744
		920,035
		1,994,563
CONSUMER, CYCLICAL 0.4%
	APPAREL 0.0%
150,000	NIKE, Inc., Senior Unsecured Notes, 2.38%, 11/1/26	156,815
	AUTO MANUFACTURERS 0.1%
150,000	American Honda Finance Corp., Senior Unsecured Notes, 1.00%, 9/10/25	147,662
150,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30	142,083
195,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	202,589
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	205,978
		698,312
	HOME BUILDERS 0.1%
225,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24	231,563
200,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	212,031
162,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27(2)	184,000
		627,594
Principal Amount		Value
CONSUMER, CYCLICAL 0.4% (continued)
	HOME FURNISHINGS 0.1%
$200,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29	$231,064
	HOUSEWARES 0.0%
175,000	Newell Brands, Inc., Senior Unsecured Notes, 4.70%, 4/1/26	190,794
	RETAIL 0.1%
175,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	191,160
200,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32	194,563
175,000	Dollar General Corp., Senior Unsecured Notes, 3.50%, 4/3/30	189,295
200,000	O’Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	216,307
		791,325
		2,695,904
CONSUMER, NON-CYCLICAL 0.9%
	AGRICULTURE 0.0%
150,000	Bunge Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	158,307
	BEVERAGES 0.1%
150,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(2)	180,309
150,000	Coca-Cola Femsa SAB de CV, Guaranteed Notes, 2.75%, 1/22/30	153,414
175,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	230,101
100,000	PepsiCo, Inc., Senior Unsecured Notes, 2.88%, 10/15/49	105,262
		669,086
	BIOTECHNOLOGY 0.1%
150,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27(2)	153,632
150,000	Illumina, Inc., Senior Unsecured Notes, 2.55%, 3/23/31	150,126

See Notes to Financial Statements.

December 31, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 4.3% (continued)
CONSUMER, NON-CYCLICAL 0.9% (continued)
	BIOTECHNOLOGY 0.1% (continued)
$175,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	$165,671
		469,429
	COMMERCIAL SERVICES 0.1%
200,000	Global Payments, Inc., Senior Unsecured Notes, 2.90%, 5/15/30	203,833
150,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	166,606
200,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	210,068
		580,507
	FOOD 0.1%
175,000	Conagra Brands, Inc., Senior Unsecured Notes, 1.38%, 11/1/27	167,251
200,000	Kroger Co., Senior Unsecured Notes, 2.65%, 10/15/26(2)	207,932
125,000	Mondelez International, Inc., Senior Unsecured Notes, 1.50%, 2/4/31(2)	117,358
		492,541
	HEALTHCARE PRODUCTS 0.0%
150,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	165,849
175,000	Baxter International, Inc., 1.73%, 4/1/31(1)(2)	165,922
		331,771
	HEALTHCARE SERVICES 0.2%
185,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	195,478
175,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	188,731
150,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	164,850
200,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	218,701
Principal Amount		Value
CONSUMER, NON-CYCLICAL 0.9% (continued)
	HEALTHCARE SERVICES 0.2% (continued)
$200,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	$208,255
175,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	220,385
		1,196,400
	HOUSEHOLD PRODUCTS 0.0%
200,000	Clorox Co., Senior Unsecured Notes, 1.80%, 5/15/30	194,029
	PHARMACEUTICALS 0.3%
190,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	200,324
200,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30	189,023
200,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27	218,090
150,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30	143,099
150,000	Johnson & Johnson, Senior Unsecured Notes, 1.30%, 9/1/30(2)	144,686
175,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	205,897
150,000	Novartis Capital Corp., Guaranteed Notes, 2.75%, 8/14/50(2)	152,102
190,000	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	193,749
200,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26	215,748
200,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	220,266
		1,882,984
		5,975,054
ENERGY 0.4%
	OIL & GAS 0.2%
175,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	176,750
Principal Amount		Value
ENERGY 0.4% (continued)
	OIL & GAS 0.2% (continued)
$175,000	Diamondback Energy, Inc., Guaranteed Notes, 2.88%, 12/1/24	$181,587
185,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30(2)	213,983
140,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	152,558
100,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26(2)	113,869
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	166,312
150,000	Phillips 66, Guaranteed Notes, 3.90%, 3/15/28	162,687
150,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	153,353
175,000	Suncor Energy, Inc., Senior Unsecured Notes, 3.10%, 5/15/25	182,891
150,000	TotalEnergies Capital International SA, Guaranteed Notes, 3.46%, 2/19/29	162,632
		1,666,622
	OIL & GAS SERVICES 0.0%
175,000	Schlumberger Finance Canada Ltd., Guaranteed Notes, 1.40%, 9/17/25(2)	174,433
	PIPELINES 0.2%
175,000	Boardwalk Pipelines LP, Guaranteed Notes, 4.95%, 12/15/24	189,682
100,000	Enbridge, Inc., Guaranteed Notes, 2.50%, 8/1/33	98,279
175,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	209,539
200,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	222,401
125,000	Magellan Midstream Partners LP, Senior Unsecured Notes, 4.25%, 9/15/46	139,332

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 4.3% (continued)
ENERGY 0.4% (continued)
	PIPELINES 0.2% (continued)
$175,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 4.25%, 5/15/28	$195,295
		1,054,528
		2,895,583
FINANCIAL 1.2%
	BANKS 0.6%
175,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	191,175
150,000	Citigroup, Inc., Senior Unsecured Notes, (3-month LIBOR + 0.90%), 3.35%, 4/24/25(4)	156,650
185,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	242,108
200,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, 2/25/26(2)	215,485
200,000	HSBC Holdings PLC, Senior Unsecured Notes, 3.90%, 5/25/26	215,808
175,000	ING Groep NV, Senior Unsecured Notes, 3.95%, 3/29/27	191,404
150,000	ING Groep NV, Senior Unsecured Notes, 4.10%, 10/2/23	157,907
150,000	JPMorgan Chase & Co., Senior Unsecured Notes, (3-month LIBOR + 1.38%), 3.96%, 11/15/48(4)	176,538
250,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	275,898
200,000	KeyCorp, Senior Unsecured Notes, 2.55%, 10/1/29	204,967
225,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	237,710
250,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	258,432
200,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	212,056
200,000	National Australia Bank Ltd., Senior Unsecured Notes, 2.50%, 7/12/26(2)	208,967
Principal Amount		Value
FINANCIAL 1.2% (continued)
	BANKS 0.6% (continued)
$150,000	Northern Trust Corp., Senior Unsecured Notes, 3.15%, 5/3/29	$161,609
150,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	153,361
225,000	Royal Bank of Canada, Subordinated Notes, 4.65%, 1/27/26	249,641
150,000	Toronto-Dominion Bank, Senior Unsecured Notes, 1.15%, 6/12/25	148,804
150,000	US Bancorp, Subordinated Notes, 3.60%, 9/11/24	159,353
150,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	155,218
		3,973,091
	DIVERSIFIED FINANCIAL SERVICES 0.1%
175,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	171,730
200,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	209,902
150,000	Ally Financial, Inc., Senior Unsecured Notes, 5.13%, 9/30/24	163,927
150,000	BlackRock, Inc., Senior Unsecured Notes, 2.40%, 4/30/30(2)	154,514
185,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	196,790
		896,863
	INSURANCE 0.2%
175,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30(2)	193,089
190,000	Allstate Corp., Senior Unsecured Notes, 1.45%, 12/15/30	179,823
150,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.85%, 3/12/30(2)	148,740
175,000	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 2.80%, 8/19/29(2)	181,641
Principal Amount		Value
FINANCIAL 1.2% (continued)
	INSURANCE 0.2% (continued)
$175,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	$190,531
150,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29	165,689
200,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67%), 5.70%, 9/15/48(2)(4)	224,229
100,000	Reinsurance Group of America, Inc., Senior Unsecured Notes, 3.90%, 5/15/29	109,441
		1,393,183
	REITS 0.3%
150,000	American Tower Corp., Senior Unsecured Notes, 2.95%, 1/15/25	155,823
200,000	AvalonBay Communities, Inc., Senior Unsecured Notes, 2.45%, 1/15/31(2)	205,209
200,000	Digital Realty Trust LP, Guaranteed Notes, 3.60%, 7/1/29	216,664
125,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	125,057
200,000	Essex Portfolio LP, Guaranteed Notes, 3.00%, 1/15/30	209,804
200,000	Kimco Realty Corp., 2.25%, 12/1/31	195,115
200,000	Life Storage LP, Guaranteed Notes, 2.20%, 10/15/30	196,651
200,000	Prologis LP, Senior Unsecured Notes, 2.25%, 4/15/30	201,219
175,000	Sabra Health Care LP, Guaranteed Notes, 3.90%, 10/15/29	183,393
250,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	280,242
		1,969,177
		8,232,314
INDUSTRIAL 0.4%
	AEROSPACE & DEFENSE 0.1%
200,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	224,652

See Notes to Financial Statements.

December 31, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 4.3% (continued)
INDUSTRIAL 0.4% (continued)
	AEROSPACE & DEFENSE 0.1% (continued)
$125,000	Raytheon Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	$139,931
170,000	Teledyne Technologies, Inc., Senior Unsecured Notes, 1.60%, 4/1/26(2)	168,425
		533,008
	BUILDING MATERIALS 0.1%
125,000	Masco Corp., Senior Unsecured Notes, 2.00%, 10/1/30	120,128
150,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	164,479
150,000	Vulcan Materials Co., Senior Unsecured Notes, 3.50%, 6/1/30	162,174
		446,781
	ELECTRONICS 0.1%
175,000	Amphenol Corp., 2.20%, 9/15/31	171,235
200,000	Flex Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	217,654
150,000	Honeywell International, Inc., Senior Unsecured Notes, 1.95%, 6/1/30	149,290
150,000	Jabil, Inc., Senior Unsecured Notes, 3.60%, 1/15/30	161,452
		699,631
	MACHINERY DIVERSIFIED 0.0%
175,000	John Deere Capital Corp., Senior Unsecured Notes, 2.45%, 1/9/30	180,426
	MISCELLANEOUS MANUFACTURERS 0.1%
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	267,104
200,000	Trane Technologies Luxembourg Finance SA, Guaranteed Notes, 3.80%, 3/21/29	218,648
		485,752
	PACKAGING & CONTAINERS 0.0%
140,000	Ball Corp., Guaranteed Notes, 4.88%, 3/15/26	154,210
Principal Amount		Value
INDUSTRIAL 0.4% (continued)
	PACKAGING & CONTAINERS 0.0% (continued)
$100,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	$109,566
		263,776
	TRANSPORTATION 0.0%
100,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	106,022
150,000	United Parcel Service, Inc., Senior Unsecured Notes, 2.50%, 9/1/29	155,135
		261,157
		2,870,531
TECHNOLOGY 0.3%
	COMPUTERS 0.1%
175,000	Dell International LLC / EMC Corp., 4.90%, 10/1/26	197,214
150,000	HP, Inc., Senior Unsecured Notes, 3.00%, 6/17/27(2)	157,847
175,000	NetApp, Inc., Senior Unsecured Notes, 1.88%, 6/22/25	176,372
200,000	Western Digital Corp., 3.10%, 2/1/32	201,460
		732,893
	SEMICONDUCTORS 0.1%
175,000	Analog Devices, Inc., 2.80%, 10/1/41	177,523
200,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	225,946
175,000	NVIDIA Corp., Senior Unsecured Notes, 2.85%, 4/1/30	186,058
175,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30(2)	177,409
		766,936
	SOFTWARE 0.1%
175,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	179,040
175,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	195,199
150,000	Roper Technologies, Inc., Senior Unsecured Notes, 2.00%, 6/30/30	144,360
170,000	salesforce.com, Inc., Senior Unsecured Notes, 2.70%, 7/15/41	170,285
		688,884
		2,188,713
Principal Amount		Value
UTILITIES 0.2%
	ELECTRIC 0.1%
$100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	$118,446
200,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	223,059
150,000	DTE Electric Co., 3.95%, 3/1/49	177,885
125,000	Nevada Power Co., Series DD, 2.40%, 5/1/30(2)	125,734
150,000	Pinnacle West Capital Corp., Senior Unsecured Notes, 1.30%, 6/15/25(2)	147,603
150,000	WEC Energy Group, Inc., Senior Unsecured Notes, 1.80%, 10/15/30	141,691
		934,418
	GAS 0.1%
225,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	246,631
	WATER 0.0%
175,000	American Water Capital Corp., Senior Unsecured Notes, 3.75%, 9/1/28	192,076
		1,373,125
TOTAL CORPORATE BONDS & NOTES (Cost $29,516,428)		29,912,093
FOREIGN GOVERNMENT OBLIGATIONS 0.0%
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	159,226
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $151,875)		159,226
LONG-TERM MUNICIPAL SECURITIES 0.4%
	CALIFORNIA 0.1%
150,000	City of Pasadena CA, Refunding Revenue Bonds, Ser. B, 2.77%, 5/1/34	154,676
100,000	Municipal Improvement Corp. of Los Angeles Revenue Bonds, Series C, 1.88%, 11/1/30	97,610

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 0.4% (continued)
	CALIFORNIA 0.1% (continued)
$100,000	San Marcos California Unified School District, Refunding Revenue Bonds, 3.17%, 8/1/38	$103,954
		356,240
	COLORADO 0.0%
125,000	Regional Transportation District Sales Tax Revenue, Revenue Bonds, Ser. A, 2.29%, 11/1/35	120,786
	DELAWARE 0.0%
225,000	County of Sussex DE, General Obligation Limited, Series B, GO, 1.21%, 3/15/29	218,433
	MASSACHUSETTS 0.1%
175,000	Massachusetts School Building Authority, Refunding Revenue Bonds, Ser. B, 3.40%, 10/15/40	183,139
275,000	Massachusetts Water Resources Authority, Green Bonds, Refunding Revenue Bonds, Ser. F, 3.10%, 8/1/39	284,941
		468,080
	NEW YORK 0.1%
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	261,902
135,000	New York Municipal Bond Bank Agency Revenue, Revenue Bonds, Build America Bonds, Ser. D2, 6.64%, 4/1/25	146,159
		408,061
	RHODE ISLAND 0.0%
150,000	Narragansett Bay Commission, Wastewater System, Revenue Refunding Bonds, 2.46%, 9/1/35	150,274
	TEXAS 0.1%
175,000	City of Houston TX Combined Utility System Revenue, Refunding Revenue Bonds, Series D, 1.97%, 11/15/34	165,191
Principal Amount		Value
	TEXAS 0.1% (continued)
$250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	$270,231
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	306,489
150,000	Tyler Independent School District, Texas Unlimited Tax, Refunding Revenue Bonds, PSF-GTD Insured, 1.68%, 2/15/32	145,459
		887,370
	VIRGINIA 0.0%
170,000	Fairfax County Economic Development Authority, Series C, 2.43%, 10/1/34	171,529
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $2,729,599)		2,780,773
U.S. GOVERNMENT AGENCY OBLIGATIONS 0.1%
230,000	FHLB, 3.25%, 3/8/24	242,020
250,000	FNMA, 2.38%, 1/19/23	255,135
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $481,152)		497,155
RESIDENTIAL MORTGAGE-BACKED SECURITIES 2.3%
97,393	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	99,514
7,610	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	8,600
102,405	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	108,209
999,071	FHLMC Pool #QD2419, 3.00%, 12/1/51	1,045,607
627,102	FHLMC Pool #SD8093, 3.50%, 9/1/50	660,196
1,418,425	FHLMC Pool #SD8108, 3.00%, 11/1/50	1,471,269
2,437,525	FHLMC Pool #SD8128, 2.00%, 2/1/51	2,433,403
344	FNMA Pool #AH3226, 5.00%, 2/1/41	389
145,382	FNMA Pool #AL0657, 5.00%, 8/1/41	164,735
Principal Amount		Value
$119,954	FNMA Pool #AQ1853, 3.00%, 11/1/42	$126,005
117,261	FNMA Pool #AU5409, 3.00%, 8/1/43	121,572
685,810	FNMA Pool #CA5540, 3.00%, 4/1/50	721,428
232,223	FNMA Pool #FM2202, 4.00%, 12/1/48	247,250
416,079	FNMA Pool #FM4140, 2.50%, 9/1/50	427,904
1,065,909	FNMA Pool #FM8461, MBS, 2.00%, 7/1/36	1,093,382
943,534	FNMA Pool #FM9508, MBS, 2.50%, 10/1/36	982,125
192,470	FNMA Pool #FM9760, 3.50%, 11/1/51	204,058
143,650	FNMA Pool #MA4077, 2.00%, 7/1/50	143,407
1,275,811	FNMA Pool #MA4119, 2.00%, 9/1/50	1,273,654
1,492,455	FNMA Pool #MA4159, 2.50%, 10/1/50	1,524,860
234,889	FNMA Pool #MA4222, 3.50%, 12/1/50	247,631
64,166	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	65,364
66,027	GNMA II Pool #MA1521, 3.50%, 12/20/43	70,607
118,777	GNMA II Pool #MA1839, 4.00%, 4/20/44	128,491
134,289	GNMA II Pool #MA4836, 3.00%, 11/20/47	140,218
330,088	GNMA II Pool #MA7054, 3.50%, 12/20/50	344,368
2,181,161	GNMA II Pool #MA7651, 3.50%, 10/20/51	2,281,912
		16,136,158
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $16,357,315)		16,136,158
U.S. TREASURY OBLIGATIONS 2.3%
520,000	U.S. Treasury Bonds, 4.38%, 2/15/38	718,148
1,307,000	U.S. Treasury Bonds, 2.75%, 8/15/42	1,494,013
960,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,176,338
1,388,000	U.S. Treasury Bonds, 2.25%, 8/15/49	1,491,937
500,000	U.S. Treasury Notes, 2.25%, 11/15/24	518,496
2,640,000	U.S. Treasury Notes, 0.50%, 3/31/25	2,596,997
1,260,000	U.S. Treasury Notes, 3.00%, 9/30/25	1,346,576
1,280,000	U.S. Treasury Notes, 0.63%, 3/31/27	1,238,150
662,000	U.S. Treasury Notes, 2.25%, 8/15/27	694,945

See Notes to Financial Statements.

December 31, 2021

Principal Amount		Value
U.S. TREASURY OBLIGATIONS 2.3% (continued)
$1,285,000	U.S. Treasury Notes, 1.25%, 3/31/28	$1,274,610
1,180,000	U.S. Treasury Notes, 1.63%, 8/15/29	1,198,207
500,000	U.S. Treasury Notes, 1.50%, 2/15/30	503,066
1,580,000	U.S. Treasury Notes, 1.13%, 2/15/31	1,535,130
TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,356,342)		15,786,613
Shares		Value
SHORT-TERM INVESTMENTS 6.5%
	MONEY MARKET FUNDS 6.5%
35,235,318	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(5)	35,235,318
9,834,660	State Street Navigator Securities Lending Government Money Market Portfolio(6)	9,834,660
		45,069,978
TOTAL SHORT-TERM INVESTMENTS (Cost $45,069,978)		45,069,978
TOTAL INVESTMENTS IN SECURITIES 101.0% (Cost $538,939,011)		$699,888,289
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (1.0%)		(7,011,001)
NET ASSETS 100%		$692,877,288
(1)
Non-income producing.

(2)
A portion or all of the security was held on loan. As of December 31, 2021, the market value of the securities on loan was $24,374,655.

(3)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(4)
Floating or variable rate security. The rate disclosed is the rate in effect as of December 31, 2021. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.

(5)
Rate reflects 7 day yield as of December 31, 2021.

(6)
Securities with an aggregate market value of  $24,374,655 were out on loan in exchange for collateral including $9,834,660 of cash collateral as of December 31, 2021. The collateral was invested in a cash collateral reinvestment vehicle.

ADR
American Depositary Receipt.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

REITs
Real Estate Investment Trusts.

REMIC
Real Estate Mortgage Investment Conduit.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$581,153,335	$—	$—	$581,153,335
Asset-Backed Securities	—	2,117,666	—	2,117,666
Commercial Mortgage-Backed Securities	—	6,275,292	—	6,275,292
Corporate Bonds & Notes*	—	29,912,093	—	29,912,093
Foreign Government Obligations	—	159,226	—	159,226
Long-Term Municipal Securities*	—	2,780,773	—	2,780,773
U.S. Government Agency Obligations	—	497,155	—	497,155
Residential Mortgage-Backed Securities	—	16,136,158	—	16,136,158
U.S. Treasury Obligations	—	15,786,613	—	15,786,613
Short-Term Investments	45,069,978	—	—	45,069,978
Total Investments in Securities	$626,223,313	$73,664,976	$—	$699,888,289

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the 12 months ended December 31, 2021.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 2.89% during the 12 months ended December 31, 2021. This compares to the 28.71% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund posted positive absolute returns but underperformed the S&P 500® Index on a relative basis during the 12-month reporting period, attributable primarily to stock selection. Sector allocation overall also detracted, though to a far lesser extent.
Further, during the annual period, the Fund was more diversified across market capitalizations than the S&P 500® Index, including holdings in mid-cap and small-cap growth equities, which proved a detractor, as these market segments lagged the S&P 500® Index during the annual period.
Which equity market sectors most significantly affected Fund performance?
Stock selection in consumer discretionary, information technology and health care detracted most from the Fund’s relative results. Within consumer discretionary, positions in several companies that are not constituents of the S&P 500® Index and which underperformed the S&P 500® Index during the annual period, hurt most. Within information technology, investments within the information technology services industry and the software industry weighed on relative results most. Within health care, stock selection within the biotechnology industry detracted most.
Partially offsetting these detractors was stock selection in energy, which contributed positively to the Fund’s relative results. Having an underweighted allocation to the consumer staples sector, which lagged the S&P 500® Index during the annual period, and having no exposure at all to the utilities sector, which was the weakest performer in the S&P 500® Index during the annual period, also helped.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the stocks that detracted most from the Fund’s performance were Peloton Interactive, an interactive fitness products company; Exact Sciences, a cancer screening and diagnostic tests provider; and Alibaba Group Holding, a Chinese technology company specializing in e-commerce, retail, Internet and technology.
Shares of Peloton declined during the annual period, following a year of exceptionally strong performance in 2020. Its performance during the annual period was partially impacted by a lesser benefit of the stay-at-home environment as well as by some product safety recalls and slower than expected growth going forward. Exact Sciences experienced a double-digit share price decline during the annual period, largely impacted by the pandemic headwinds. Overall industry weakness pressured its shares as well. Shares of Alibaba Group Holding saw a sharp double-digit decline during the annual period. Its performance partially reflected slower economic growth and slower consumption in China. The heightened regulatory environment in China, especially as it impacted technology-oriented firms, further drove the share price decline.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were three-dimensional graphics processors developer NVIDIA, biopharmaceutical company Biohaven Pharmaceutical and investment company Blackstone.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.
(continued)

NVIDIA’s shares enjoyed a triple-digit gain during the annual period. The company benefited from effective execution in what were strong secular growth markets, including data center, artificial intelligence, automotive and gaming. Biohaven Pharmaceuticals’ shares saw a double-digit gain during the annual period, with its strong performance driven largely by the ongoing success of the launch of its migraine drug Nurtec. The company preannounced better than consensus expected Nurtec sales in every quarter during the annual period. Shares of Blackstone soared with a triple-digit gain during the annual period on success in growing its capital strategies and on its growth both organically and via mergers and acquisitions.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we established a Fund position in Robinhood Markets, a financial services platform. We initiated the position following a significant pullback in its shares, which had benefited from retail investment growth after its Initial Public Offering. In our view, the company’s valuation was relatively attractive given its network base and growth outlook for both sales and earnings per share. We also initiated a Fund position in Roku after its share price experienced a sharp pullback. Roku is a provider of video/television streaming services with approximately 60 million active users and what we view as an attractive growth profile. We established a Fund position in Tesla, the global leader in the rapidly growing electric vehicle market, during the annual period as well. In our view, electric vehicles are likely to replace internal combustion engine vehicles entirely over the long term. We believe Tesla is well positioned to benefit from this secular driver and to continue expanding its scale.
Conversely, we sold the Fund’s positions in software development company Zendesk, Chinese multinational technology and entertainment conglomerate Tencent Holdings and biopharmaceutical company Alexion Pharmaceuticals. The sale of Zendesk was driven by the company’s slower than expected growth and what we saw as its relatively less attractive valuation. We exited Tencent Holdings prompted by what we viewed as increasing macro risks and decreasing visibility, especially given the heightened regulatory scrutiny in China. We exited the Fund’s position in Alexion Pharmaceuticals following its announcement in December 2020 that it would be acquired by AstraZeneca.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the annual period, the Fund’s weightings in the communication services, financials and industrials sectors increased, and its weightings in the health care and information technology sectors decreased, in each case relative to the S&P 500® Index. The Fund’s exposure to the consumer staples sector was eliminated during the annual period.
How was the Fund positioned relative to its benchmark index at the end of December 2021?
As of December 31, 2021, the Fund was overweighted relative to the S&P 500® Index in the health care, information technology, consumer discretionary and communication services sectors. The Fund was underweighted relative to the S&P 500® Index in the materials and financials sectors on the same date. The Fund was rather neutrally weighted to the S&P 500® Index in the energy sector and had no exposure to the consumer staples, materials, real estate and utilities sectors at the end of December 2021.
What is your tactical view and strategy for the months ahead?
At the end of the annual period, we felt the Fund was well positioned to perform well over the longer term, as it generally owns large-cap growth companies that tend to have market-leading positions and compete in industries with high barriers to entry. Often, these companies also have secular growth drivers due to their in-demand products and services, allowing them to thrive in most economic environments. It is notable that consensus estimates for full-year 2021 sales and earnings for the S&P 500® Index were, at the end of the annual period, nearly double the expectations at the start of the calendar year. With this strong recovery from the pandemic lows, we saw a rotation in the stock market during the annual period, favoring more cyclical companies and sectors, and those rotations did not work in the Fund’s favor.
However, looking ahead, should the rate of overall economic growth slow in 2022 as we anticipate, we expect the growth companies in the Fund’s portfolio to likely be back in favor, as they are widely estimated to deliver higher rates of sales and earnings growth than the S&P 500® Index. That said, in 2022, the U.S. equity market will likely have to digest several interest rate increases, which may bring heightened levels of volatility and could put additional pressure on the price/earnings ratios of companies as the cost of capital increases.
Regardless of market condition, we remain committed to our focus on longer-term growth investing as a compelling way to create long-term growth of capital for investors. As such, we intend to continue to seek companies for the Fund’s portfolio that are positioned to grow both their sales and earnings at a pace above the market and their peers. We believe companies with growth opportunities and strong execution are likely to remain attractive to investors and relatively resilient over longer periods of time.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2021 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Amazon.com, Inc.	7,000	$23,340,380	6.2%
NVIDIA Corp.	54,000	15,881,940	4.2%
Alphabet, Inc.	5,300	15,354,312	4.1%
Biohaven Pharmaceutical Holding Co. Ltd.	107,000	14,745,670	3.9%
Exelixis, Inc.	770,000	14,075,600	3.7%
Meta Platforms, Inc.	40,000	13,454,000	3.6%
Netflix, Inc.	22,000	13,253,680	3.5%
QUALCOMM, Inc.	70,000	12,800,900	3.4%
PayPal Holdings, Inc.	64,000	12,069,120	3.2%
Exact Sciences Corp.	155,000	12,063,650	3.2%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investments In Securities*
*
Excludes short-term investments, if any.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2021 (unaudited) (continued)

The following graph compares the performance of the Value Line Larger Companies Focused Fund, Inc. to that of the S&P 500® Index* (the “Index”). The Value Line Larger Companies Focused Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.
Comparison of a Change in Value of a $10,000 Investment in the Value Line Larger Companies Focused Fund, Inc. and the S&P 500® Index**

Performance Data: **
Average Annual Total Returns (For year ended 12/31/2021)
	1 Yr	5 Yrs	10 Yrs	Since Inception 3/20/1972
Investor Class
Value Line Larger Companies Focused Fund, Inc.	2.89%	20.67%	16.81%	11.08%
S&P 500® Index**	28.71%	18.47%	16.55%	7.91%
	1 Yr	5 Yrs	Since Inception 11/1/2015
Institutional Class
Value Line Larger Companies Focused Fund, Inc.	3.12%	20.92%	16.60%
S&P 500® Index*	28.71%	18.47%	14.40%

*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS 99.3%
COMMUNICATION SERVICES 19.6%
	INTERNET 15.8%
5,300	Alphabet, Inc. Class A(1)	$15,354,312
40,000	Meta Platforms, Inc. Class A(1)	13,454,000
22,000	Netflix, Inc.(1)	13,253,680
28,000	Roku, Inc.(1)	6,389,600
130,000	Snap, Inc. Class A(1)	6,113,900
115,000	Twitter, Inc.(1)	4,970,300
		59,535,792
	MEDIA 1.1%
26,000	Walt Disney Co.(1)	4,027,140
	SOFTWARE 2.7%
150,000	Activision Blizzard, Inc.	9,979,500
		73,542,432
CONSUMER DISCRETIONARY 14.8%
	AUTO MANUFACTURERS 1.5%
5,500	Tesla, Inc.(1)	5,812,290
	ENTERTAINMENT 1.1%
145,000	DraftKings, Inc. Class A (1)(2)	3,983,150
	INTERNET 7.6%
44,000	Alibaba Group Holding Ltd. ADR(1)	5,226,760
7,000	Amazon.com, Inc.(1)	23,340,380
		28,567,140
	LEISURE TIME 1.4%
150,000	Peloton Interactive, Inc. Class A(1)	5,364,000
	RETAIL 3.2%
45,000	Starbucks Corp.	5,263,650
16,500	Ulta Beauty, Inc.(1)	6,803,610
		12,067,260
		55,793,840
ENERGY 2.4%
	OIL & GAS 2.4%
83,000	Diamondback Energy, Inc.	8,951,550
FINANCIALS 3.1%
	DIVERSIFIED FINANCIAL SERVICES 1.9%
54,000	Blackstone, Inc. Class A	6,987,060
	INTERNET 1.2%
260,000	Robinhood Markets, Inc. Class A(1)(2)	4,617,600
		11,604,660
Shares		Value
HEALTHCARE 18.0%
	BIOTECHNOLOGY 13.2%
1,200,000	Amarin Corp. PLC ADR(1)(2)	$4,044,000
107,000	Biohaven Pharmaceutical Holding Co. Ltd.(1)	14,745,670
770,000	Exelixis, Inc.(1)	14,075,600
210,000	Global Blood Therapeutics, Inc.(1)	6,146,700
180,000	Intercept Pharmaceuticals, Inc.(1)(2)	2,932,200
36,000	Vertex Pharmaceuticals, Inc.(1)	7,905,600
		49,849,770
	HEALTHCARE PRODUCTS 3.2%
155,000	Exact Sciences Corp.(1)	12,063,650
	PHARMACEUTICALS 1.6%
11,000	DexCom, Inc.(1)	5,906,450
		67,819,870
INDUSTRIALS 4.9%
	INTERNET 4.9%
240,000	Lyft, Inc. Class A(1)	10,255,200
195,000	Uber Technologies, Inc. (1)	8,176,350
		18,431,550
		18,431,550
INFORMATION TECHNOLOGY 36.5%
	COMMERCIAL SERVICES 3.2%
64,000	PayPal Holdings, Inc.(1)	12,069,120
	COMPUTERS 4.2%
56,000	Apple, Inc.	9,943,920
28,000	Crowdstrike Holdings, Inc. Class A(1)	5,733,000
		15,676,920
	DIVERSIFIED FINANCIAL SERVICES 3.2%
55,000	Visa, Inc. Class A	11,919,050
	INTERNET 2.7%
7,400	Shopify, Inc. Class A(1)	10,192,686
	SEMICONDUCTORS 7.6%
54,000	NVIDIA Corp.	15,881,940
70,000	QUALCOMM, Inc.	12,800,900
		28,682,840
	SOFTWARE 15.6%
9,000	Adobe, Inc.(1)	5,103,540
30,000	Microsoft Corp.	10,089,600
25,000	RingCentral, Inc. Class A(1)	4,683,750
Shares		Value
INFORMATION TECHNOLOGY 36.5% (continued)
	SOFTWARE 15.6% (continued)
35,000	Salesforce.com, Inc.(1)	$8,894,550
16,500	ServiceNow, Inc.(1)	10,710,315
54,000	Splunk, Inc.(1)	6,248,880
26,000	Twilio, Inc. Class A(1)	6,846,840
23,000	Workday, Inc. Class A (1)	6,283,140
		58,860,615
		137,401,231
TOTAL COMMON STOCKS (Cost $242,849,131)		373,545,133
SHORT-TERM INVESTMENTS 3.0%
	MONEY MARKET FUNDS 3.0%
3,322,255	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(3)	3,322,255
8,079,565	State Street Navigator Securities Lending Government Money Market Portfolio(4)	8,079,565
		11,401,820
TOTAL SHORT-TERM INVESTMENTS (Cost $11,401,820)		11,401,820
TOTAL INVESTMENTS IN SECURITIES 102.3% (Cost $254,250,951)		$384,946,953
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (2.3%)		(8,535,943)
NET ASSETS 100%		$376,411,010

(1)
Non-income producing.

(2)
A portion or all of the security was held on loan. As of December 31, 2021, the market value of the securities on loan was $15,532,967.

(3)
Rate reflects 7 day yield as of December 31, 2021.

(4)
Securities with an aggregate market value of  $15,532,967 were out on loan in exchange for collateral including $8,079,565 of cash collateral as of December 31, 2021. The collateral was invested in a cash collateral reinvestment vehicle.

ADR
American Depositary Receipt.

See Notes to Financial Statements.

December 31, 2021

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$373,545,133	$—	$—	$373,545,133
Short-Term Investments	11,401,820	—	—	11,401,820
Total Investments in Securities	$384,946,953	$—	$—	$384,946,953

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE CORE BOND FUND

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the 12 months ended December 31, 2021.
How did the Fund perform during the annual period?
The Fund generated a total return of  -2.18% during the 12 months ended December 31, 2021. This compares to the -1.54% return of the Fund’s benchmark, the Bloomberg US Aggregate Bond Index (the “Bloomberg Index”), during the same annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the
12-month reporting period?
The Fund posted negative absolute returns that modestly underperformed its benchmark due primarily to yield curve positioning. Sector allocation decisions and duration positioning overall contributed positively. Issue selection generated mixed results.
Which fixed income market sectors most significantly affected Fund performance?
During the annual period, the Fund maintained a “risk on”* bias, with a significantly overweighted allocation to investment grade corporate bonds relative to the Bloomberg Index and a modest exposure to high yield corporate bonds, which are not a component of the Bloomberg Index. Such positioning proved beneficial, as both of these sectors outperformed the Bloomberg Index during the annual period. Having a notably underweighted allocation to U.S. Treasuries, which was the weakest sector in the Bloomberg Index during the annual period, also contributed positively. Issue selection within corporate credit helped, as the Fund had a focus on bonds rated BBB, which outperformed higher-rated corporate bonds during the annual period.
Conversely, having an overweighted allocation to commercial mortgage-backed securities detracted, as this sector underperformed the Bloomberg Index during the annual period. Issue selection in the securitized sector also dampened the Fund’s relative results.
What was the Fund’s duration strategy?
Duration positioning in the Fund contributed positively to its relative performance, as the Fund generally held a duration stance shorter than that of the Bloomberg Index during the annual period based on our expectations for higher interest rates. As rates did rise across most of the yield curve during the annual period in response to greater inflationary pressures and strong economic growth, the Fund’s short duration positioning added value. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Overall, yield curve positioning detracted from the Fund’s relative performance during the annual period. The Fund was positioned with an emphasis on the intermediate segment of the yield curve, where rates rose most substantially, and it would have proved more beneficial had the Fund held more of a barbell positioning along the U.S. Treasury yield curve, with greater weightings in short-term and long-term maturities.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

VALUE LINE CORE BOND FUND (continued)

Were there any notable changes in the Fund’s weightings during the annual period?
During the annual period, we modestly reduced the Fund’s exposure to investment grade corporate bonds, with most of the proceeds allocated to mortgage-backed securities. We implemented this shift based on our expectations for several interest rate hikes by the Federal Reserve (the “Fed”) in 2022 and on our analysis that mortgage-backed securities tend to perform better than U.S. Treasuries and corporate bonds during a period of rising rates. We also reduced the Fund’s exposure to the intermediate segment of the yield curve, as conditions that caused this area to underperform, such as inflation, rising rates and a hawkish Fed, were likely, in our view, to persist in 2022. (Hawkish tends to suggest higher interest rates; opposite of dovish.)
How was the Fund positioned relative to its benchmark index at the end of December 2021?
At the end of December 2021, the Fund remained overweight relative to the Bloomberg Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Index in U.S. Treasuries and in the securitized sector overall. The Fund was also overweight taxable municipal bonds at the end of the annual period, as we believe they will perform well as state and municipal budgets recover with better economic growth. The Fund maintained exposure to high yield corporate bonds, which are not a component of the Bloomberg Index.
What is your tactical view and strategy for the months ahead?
At the end of December 2021, the Fed had announced it was increasing the pace at which it dialed back its bond purchases beginning in January 2022 and would likely start raising interest rates, perhaps as early as March. Given this shift in monetary policy and our view that either a winding down of the pandemic or a new variant of COVID-19 could have significant effects on the growth of the U.S. economy, we believed U.S. Treasuries may continue to experience some weakness in the months ahead. Thus, we intend to maintain the Fund’s underweight to this sector. On the other hand, corporate balance sheets and earnings remained strong at the end of the annual period, continuing to support a Fund overweight in corporate bonds. Similarly, as mortgage-backed securities tend to perform better than U.S. Treasuries and corporate bonds when rates are rising, we intend to look for opportunities to increase the Fund’s allocation to mortgage pass-through securities going into the new year.
In regularly evaluating the Fund’s sector allocations and duration and yield curve positioning, we will, of course, closely monitor any shifts in the Fed’s outlook, any marked change in the path of the COVID-19 pandemic and any notable movements in either inflation or labor market conditions.
*”Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2021 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
U.S. Treasury Bonds, 2.25%, 8/15/49	1,756,000	$1,887,494	3.8%
U.S. Treasury Notes, 2.25%, 11/15/24	1,185,000	1,228,836	2.4%
FNMA Pool #CB0856, 3.00%, 6/1/51	891,710	925,909	1.8%
U.S. Treasury Notes, 2.75%, 2/15/28	790,000	854,496	1.7%
U.S. Treasury Bonds, 3.00%, 2/15/48	654,000	801,380	1.6%
U.S. Treasury Note, 0.13%, 8/31/23	800,000	793,031	1.6%
U.S. Treasury Notes, 1.50%, 8/15/26	620,000	627,387	1.2%
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	500,000	612,977	1.2%
U.S. Treasury Notes, 1.50%, 2/15/30	600,000	603,680	1.2%
U.S. Treasury Bonds, 4.38%, 2/15/38	425,000	586,948	1.2%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investments In Securities*
*
Excludes short-term investments, if any.

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2021 (unaudited) (continued)

Coupon Distribution
Percentage of Total Investments In Securities*
Less than 4%	75.4%
4 – 4.99%	20.0%
5 – 5.99%	4.1%
6 – 6.99%	0.5%
Total	100.0%
The following graph compares the performance of the Value Line Core Bond Fund to that of the Bloomberg US Aggregate Bond Index** (the “Index”). The Value Line Core Bond Fund is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Core Bond Fund and the Bloomberg US Aggregate Bond Index***
Performance Data: ***
Average Annual Total Returns (For year ended 12/31/2021)
	1 Yr	5 Yrs	10 Yrs
Value Line Core Bond Fund	(2.18%)	2.77%	2.83%
Bloomberg US Aggregate Bond Index	(1.54%)	3.57%	2.90%

*
Excludes short-term investments, if any.

**
The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthrough’s), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this Index.

***
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Core Bond Fund
Schedule of Investments

Principal Amount		Value
ASSET-BACKED SECURITIES 1.9%
$100,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	$101,212
220,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(1)	231,828
150,000	Ford Credit Floorplan Master Owner Trust, Series 2019-2, Class A, 3.06%, 4/15/26	156,323
30,332	Mercedes-Benz Auto Lease Trust, Series 2020-A, Class A3, 1.84%, 12/15/22	30,413
450,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/33(1)	448,870
TOTAL ASSET-BACKED SECURITIES (Cost $992,824)		968,646
COMMERCIAL MORTGAGE-BACKED SECURITIES 8.4%
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	270,571
150,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	165,505
198,867	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	204,638
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	156,873
180,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	189,373
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K061, Class A2, 3.35%, 11/25/26(2)	271,137
Principal Amount		Value
$200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K063, Class A2, 3.43%, 1/25/27(2)	$217,863
300,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2, 3.19%, 9/25/27(2)	326,039
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	273,358
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K092, Class A2, 3.30%, 4/25/29	221,070
450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K103, Class A2, 2.65%, 11/25/29	479,887
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.51%, 11/25/45(1)(2)	254,453
150,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.73%, 9/25/46(1)(2)	155,389
200,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.73%, 2/25/48(1)(2)	211,299
192,715	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	192,614
175,705	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	176,240
26,275	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	26,270
Principal Amount		Value
$12,744	GS Mortgage Securities Trust, Series 2015-GC32, Class A2, 3.06%, 7/10/48	$12,888
43,291	Sequoia Mortgage Trust, Series 2004-8, Class A1, (1-month LIBOR + 0.70%), 0.45%, 9/20/34(2)	42,041
180,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	186,961
22,980	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	23,003
100,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	107,551
65,740	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	67,909
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,194,216)		4,232,932
CORPORATE BONDS & NOTES 41.2%
BASIC MATERIALS 2.7%
	CHEMICALS 0.9%
175,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22(3)	180,632
150,000	Ecolab, Inc., Senior Unsecured Notes, 1.30%, 1/30/31(3)	140,766
125,000	Nutrien Ltd., Senior Unsecured Notes, 4.20%, 4/1/29	141,125
		462,523
	IRON & STEEL 0.7%
135,000	ArcelorMittal SA, Senior Unsecured Notes, 4.25%, 7/16/29(3)	147,948

See Notes to Financial Statements.

December 31, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 41.2% (continued)
BASIC MATERIALS 2.7% (continued)
	IRON & STEEL 0.7% (continued)
$165,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	$174,156
		322,104
	MINING 1.1%
120,000	Freeport-McMoRan, Inc., 4.63%, 8/1/30	128,700
140,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 4.13%, 8/21/42	167,862
200,000	Teck Resources Ltd., Senior Unsecured Notes, 6.13%, 10/1/35	259,633
		556,195
		1,340,822
COMMUNICATIONS 4.0%
	INTERNET 0.6%
160,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	182,400
125,000	VeriSign, Inc., Senior Unsecured Notes, 2.70%, 6/15/31	125,625
		308,025
	MEDIA 1.4%
175,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	192,588
175,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	198,824
125,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	139,371
175,000	Walt Disney Co., Guaranteed Notes, 2.65%, 1/13/31(3)	182,241
		713,024
	TELECOMMUNICATIONS 2.0%
228,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33	223,307
Principal Amount		Value
COMMUNICATIONS 4.0% (continued)
	TELECOMMUNICATIONS 2.0% (continued)
$200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	$228,695
125,000	T-Mobile USA, Inc., Guaranteed Notes, 3.50%, 4/15/31	130,000
175,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	206,002
175,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(3)	202,702
		990,706
		2,011,755
CONSUMER, CYCLICAL 3.3%
	AUTO MANUFACTURERS 1.0%
100,000	American Honda Finance Corp., Senior Unsecured Notes, 1.00%, 9/10/25	98,441
185,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	192,200
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	205,978
		496,619
	HOME BUILDERS 1.3%
150,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24	154,375
200,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	212,032
142,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27(3)	161,284
140,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	154,525
		682,216
	HOUSEWARES 0.4%
165,000	Newell Brands, Inc., Senior Unsecured Notes, 4.70%, 4/1/26	179,891
Principal Amount		Value
CONSUMER, CYCLICAL 3.3% (continued)
	RETAIL 0.6%
$150,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	$163,851
125,000	Dollar General Corp., Senior Unsecured Notes, 3.50%, 4/3/30	135,211
		299,062
		1,657,788
CONSUMER, NON-CYCLICAL 8.3%
	AGRICULTURE 0.2%
100,000	Bunge Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	105,538
	BEVERAGES 0.9%
125,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31	150,258
125,000	Coca-Cola Femsa SAB de CV, Guaranteed Notes, 2.75%, 1/22/30	127,845
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	197,229
		475,332
	BIOTECHNOLOGY 1.0%
150,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27(3)	153,632
100,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.25%, 9/1/22	101,348
100,000	Illumina, Inc., Senior Unsecured Notes, 2.55%, 3/23/31	100,084
150,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	142,004
		497,068
	COMMERCIAL SERVICES 1.1%
100,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	111,071
150,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	157,551

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 41.2% (continued)
CONSUMER, NON-CYCLICAL 8.3% (continued)
	COMMERCIAL SERVICES 1.1% (continued)
$155,000	Service Corp. International, Senior Unsecured Notes, 4.00%, 5/15/31	$156,938
125,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	130,000
		555,560
	FOOD 0.6%
100,000	Conagra Brands, Inc., Senior Unsecured Notes, 1.38%, 11/1/27	95,572
175,000	Kroger Co., Senior Unsecured Notes, 2.65%, 10/15/26(3)	181,940
		277,512
	HEALTHCARE PRODUCTS 0.5%
125,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	138,207
100,000	Baxter International, Inc., 1.73%, 4/1/31	94,813
		233,020
	HEALTHCARE SERVICES 1.5%
125,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	134,807
150,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	164,850
150,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	164,026
150,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	156,191
125,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	157,418
		777,292
	HOUSEHOLD PRODUCTS 0.4%
175,000	Clorox Co., Senior Unsecured Notes, 3.05%, 9/15/22	176,991
Principal Amount		Value
CONSUMER, NON-CYCLICAL 8.3% (continued)
	PHARMACEUTICALS 2.1%
$100,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	$105,434
125,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30	118,139
150,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27	163,568
165,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	194,132
150,000	Novartis Capital Corp., Guaranteed Notes, 2.75%, 8/14/50(3)	152,102
140,000	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	142,762
165,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26	177,992
		1,054,129
		4,152,442
ENERGY 4.5%
	OIL & GAS 2.4%
150,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	151,500
125,000	Diamondback Energy, Inc., Guaranteed Notes, 2.88%, 12/1/24	129,705
140,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30(3)	161,933
135,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	147,109
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	166,312
150,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	153,353
150,000	Suncor Energy, Inc., Senior Unsecured Notes, 3.10%, 5/15/25	156,763
Principal Amount		Value
ENERGY 4.5% (continued)
	OIL & GAS 2.4% (continued)
$125,000	TotalEnergies Capital International SA, Guaranteed Notes, 3.46%, 2/19/29	$135,527
		1,202,202
	OIL & GAS SERVICES 0.3%
150,000	Schlumberger Finance Canada Ltd., Guaranteed Notes, 1.40%, 9/17/25(3)	149,514
	PIPELINES 1.8%
125,000	Boardwalk Pipelines LP, Guaranteed Notes, 4.95%, 12/15/24	135,488
150,000	Enbridge, Inc., Guaranteed Notes, 2.50%, 8/1/33	147,418
100,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	119,737
200,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	222,401
125,000	Magellan Midstream Partners LP, Senior Unsecured Notes, 4.25%, 9/15/46	139,332
125,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 4.25%, 5/15/28	139,496
		903,872
		2,255,588
FINANCIAL 11.9%
	BANKS 5.4%
100,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	109,243
125,000	CIT Group, Inc., Senior Unsecured Notes, (SOFR + 3.83%), 3.93%, 6/19/24(2)(3)	129,053
150,000	Citigroup, Inc., Senior Unsecured Notes, (3-month LIBOR + 0.90%), 3.35%, 4/24/25(2)	156,650
130,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	170,130
150,000	Comerica, Inc., Senior Unsecured Notes, 4.00%, 2/1/29	167,765

See Notes to Financial Statements.

December 31, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 41.2% (continued)
FINANCIAL 11.9% (continued)
	BANKS 5.4% (continued)
$100,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	$104,777
175,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, 2/25/26(3)	188,550
125,000	ING Groep NV, Senior Unsecured Notes, 3.95%, 3/29/27	136,717
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	220,718
150,000	JPMorgan Chase & Co., Senior Unsecured Notes, (3-month LIBOR + 1.38%), 3.96%, 11/15/48(2)	176,538
150,000	KeyCorp, Senior Unsecured Notes, 2.55%, 10/1/29	153,725
125,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	132,061
150,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	155,059
100,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	106,028
125,000	National Australia Bank Ltd., Senior Unsecured Notes, 2.50%, 7/12/26(3)	130,605
125,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	127,801
350,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	362,176
		2,727,596
	DIVERSIFIED FINANCIAL SERVICES 2.1%
175,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	171,730
175,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	183,664
Principal Amount		Value
FINANCIAL 11.9% (continued)
	DIVERSIFIED FINANCIAL SERVICES 2.1% (continued)
$150,000	Ally Financial, Inc., Senior Unsecured Notes, 5.13%, 9/30/24	$163,927
100,000	BlackRock, Inc., Senior Unsecured Notes, 2.40%, 4/30/30(3)	103,009
165,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	175,516
100,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	106,504
140,000	Synchrony Financial, Senior Unsecured Notes, 4.25%, 8/15/24	148,305
		1,052,655
	INSURANCE 1.4%
125,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30(3)	137,921
135,000	Allstate Corp., Senior Unsecured Notes, 1.45%, 12/15/30	127,769
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	211,044
175,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67%), 5.70%, 9/15/48(2)	196,200
		672,934
	REITS 3.0%
100,000	American Tower Corp., Senior Unsecured Notes, 2.95%, 1/15/25	103,882
125,000	AvalonBay Communities, Inc., Senior Unsecured Notes, 2.45%, 1/15/31(3)	128,256
150,000	Crown Castle International Corp., Senior Unsecured Notes, 3.80%, 2/15/28	163,333
125,000	Digital Realty Trust LP, Guaranteed Notes, 3.60%, 7/1/29	135,415
Principal Amount		Value
FINANCIAL 11.9% (continued)
	REITS 3.0% (continued)
$100,000	Duke Realty LP, Senior Unsecured Notes, 4.00%, 9/15/28	$111,722
125,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	125,057
150,000	Kimco Realty Corp., 2.25%, 12/1/31	146,336
150,000	Life Storage LP, Guaranteed Notes, 2.20%, 10/15/30	147,488
125,000	Prologis LP, Senior Unsecured Notes, 2.25%, 4/15/30	125,762
130,000	Sabra Health Care LP, Guaranteed Notes, 3.90%, 10/15/29	136,235
175,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	196,169
		1,519,655
		5,972,840
INDUSTRIAL 2.9%
	AEROSPACE & DEFENSE 0.3%
120,000	Teledyne Technologies, Inc., Senior Unsecured Notes, 1.60%, 4/1/26	118,888
	BUILDING MATERIALS 0.9%
160,000	Masco Corp., Senior Unsecured Notes, 2.00%, 10/1/30	153,764
125,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	137,066
150,000	Vulcan Materials Co., Senior Unsecured Notes, 3.50%, 6/1/30	162,174
		453,004
	ELECTRONICS 0.6%
160,000	Amphenol Corp., 2.20%, 9/15/31	156,558
150,000	Flex Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	163,240
		319,798
	MISCELLANEOUS MANUFACTURERS 0.8%
200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	213,683

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 41.2% (continued)
INDUSTRIAL 2.9% (continued)
	MISCELLANEOUS MANUFACTURERS 0.8% (continued)
$150,000	Trane Technologies Luxembourg Finance SA, Guaranteed Notes, 4.50%, 3/21/49	$186,217
		399,900
	PACKAGING & CONTAINERS 0.3%
150,000	Ball Corp., Guaranteed Notes, 4.88%, 3/15/26	165,225
		1,456,815
TECHNOLOGY 2.4%
	COMPUTERS 0.9%
125,000	Dell International LLC / EMC Corp., 4.90%, 10/1/26	140,867
150,000	HP, Inc., Senior Unsecured Notes, 3.00%, 6/17/27(3)	157,848
150,000	Western Digital Corp., 3.10%, 2/1/32	151,095
		449,810
	SEMICONDUCTORS 0.6%
140,000	Analog Devices, Inc., 2.80%, 10/1/41	142,018
150,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30(3)	152,064
		294,082
	SOFTWARE 0.9%
150,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	153,463
150,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	167,313
170,000	salesforce.com, Inc., Senior Unsecured Notes, 2.70%, 7/15/41	170,285
		491,061
		1,234,953
UTILITIES 1.2%
	ELECTRIC 1.0%
100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	118,446
Principal Amount		Value
UTILITIES 1.2% (continued)
	ELECTRIC 1.0% (continued)
$100,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	$111,529
150,000	Duke Energy Carolinas LLC, 2.45%, 2/1/30	151,974
125,000	Pinnacle West Capital Corp., Senior Unsecured Notes, 1.30%, 6/15/25(3)	123,003
		504,952
	GAS 0.2%
100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	109,614
		614,566
TOTAL CORPORATE BONDS & NOTES (Cost $20,317,398)		20,697,569
FOREIGN GOVERNMENT OBLIGATIONS 0.6%
150,000	European Bank for Reconstruction & Development, Senior Unsecured Notes, 2.75%, 3/7/23	153,811
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	159,226
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $302,027)		313,037
LONG-TERM MUNICIPAL SECURITIES 3.8%
	CALIFORNIA 0.4%
200,000	San Marcos California Unified School District, Refunding Revenue Bonds, 3.17%, 8/1/38	207,908
	DISTRICT OF COLUMBIA 0.4%
200,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, Ser. F, 4.91%, 12/1/23	215,312
	MICHIGAN 0.4%
200,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	223,603
Principal Amount		Value
	OREGON 0.3%
$145,000	State of Oregon, GO, 2.38%, 5/1/36	$145,144
	RHODE ISLAND 0.2%
100,000	Narragansett Bay Commission, Wastewater System, Revenue Refunding Bonds, 2.46%, 9/1/35	100,183
	TEXAS 1.8%
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	270,231
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	612,977
		883,208
	WASHINGTON 0.3%
125,000	Grant County Public Utility District No 2 Priest Rapids Hydroelectric Project, Revenue Bonds, 3.31%, 1/1/43	128,438
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,752,559)		1,903,796
RESIDENTIAL MORTGAGE-BACKED SECURITIES 15.4%
	MORTGAGE SECURITIES 15.4%
23,000	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	25,059
110,382	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	120,168
44,684	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	48,090
22,963	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	24,111
22,624	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	24,443
20,169	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	21,980

See Notes to Financial Statements.

December 31, 2021

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 15.4% (continued)
	MORTGAGE SECURITIES 15.4% (continued)
$46,149	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	$49,877
149,576	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	158,169
180,007	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	197,302
104,502	FHLMC Gold Pool #Q57991, 4.00%, 8/1/48	111,286
243,329	FHLMC Pool #QB2958, 3.00%, 9/1/50	253,514
214,494	FHLMC Pool #QB3856, 2.00%, 9/1/50	214,131
210,467	FHLMC Pool #QB5314, 2.50%, 11/1/50	215,037
270,678	FHLMC Pool #QB8153, 2.50%, 1/1/51	277,067
204,379	FHLMC Pool #SB8078, 1.50%, 12/1/35	205,195
169,761	FHLMC Pool #SD8023, 2.50%, 11/1/49	173,447
537,923	FHLMC Pool #SD8098, 2.00%, 10/1/50	537,013
275,770	FHLMC Pool #SD8134, 2.00%, 3/1/51	275,304
227,051	FHLMC Pool #SD8163, 3.50%, 8/1/51	238,961
491,822	FHLMC Pool #SD8173, MBS, 2.50%, 10/1/51	502,964
59,896	FNMA Pool #AB2346, 4.50%, 2/1/41	66,203
49,366	FNMA Pool #AB5231, 2.50%, 5/1/27	51,273
51,038	FNMA Pool #AB5716, 3.00%, 7/1/27	53,546
70,626	FNMA Pool #AI4285, 5.00%, 6/1/41	79,376
43,392	FNMA Pool #AJ5888, 4.50%, 11/1/41	47,589
228,255	FNMA Pool #AR6394, 3.00%, 2/1/43	241,011
79,278	FNMA Pool #AS5892, 3.50%, 10/1/45	84,659
25,788	FNMA Pool #AS6102, 3.50%, 11/1/45	27,533
47,752	FNMA Pool #AS6205, 3.50%, 11/1/45	50,988
35,689	FNMA Pool #AS6385, 4.00%, 12/1/45	38,871
79,608	FNMA Pool #AS9562, 3.00%, 5/1/47	83,467
Principal Amount		Value
	MORTGAGE SECURITIES 15.4% (continued)
$91,344	FNMA Pool #AU4279, 3.00%, 9/1/43	$96,199
78,189	FNMA Pool #AV0703, 4.00%, 12/1/43	85,489
40,896	FNMA Pool #AW7362, 2.50%, 8/1/29	42,480
87,907	FNMA Pool #AX0416, 4.00%, 8/1/44	95,588
52,641	FNMA Pool #AY1670, 3.50%, 2/1/45	56,413
38,872	FNMA Pool #AY4195, 4.00%, 5/1/45	42,357
48,942	FNMA Pool #BA3885, 3.50%, 11/1/45	52,237
163,168	FNMA Pool #CA2320, 3.50%, 9/1/48	176,833
82,297	FNMA Pool #CA5540, 3.00%, 4/1/50	86,571
891,710	FNMA Pool #CB0856, 3.00%, 6/1/51	925,909
80,467	FNMA Pool #MA0641, 4.00%, 2/1/31	86,173
95,358	FNMA Pool #MA4012, 2.00%, 5/1/35	97,995
179,562	FNMA Pool #MA4077, 2.00%, 7/1/50	179,258
159,477	FNMA Pool #MA4119, 2.00%, 9/1/50	159,207
349,717	FNMA Pool #MA4208, 2.00%, 12/1/50	349,126
95,934	FNMA Pool #MA4355, 2.00%, 6/1/51	95,772
25,667	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	26,146
13,798	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	13,924
44,495	GNMA II Pool #5332, 4.00%, 3/20/42	48,490
180,011	GNMA II Pool #MA3937, 3.50%, 9/20/46	189,500
165,044	GNMA II Pool #MA7054, 3.50%, 12/20/50	172,184
148,716	GNMA II Pool #MA7651, 3.50%, 10/20/51	155,585
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $7,761,559)		7,731,070
U.S. GOVERNMENT AGENCY OBLIGATIONS 2.1%
250,000	FNMA, 2.38%, 1/19/23	255,135
Principal Amount		Value
$250,000	FNMA, 2.63%, 9/6/24(3)	$261,578
540,000	FNMA, 1.88%, 9/24/26(3)	555,017
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,021,153)		1,071,730
U.S. TREASURY OBLIGATIONS 22.5%
	U.S. TREASURY NOTES & BONDS 22.5%
120,000	U.S. Treasury Bonds, 5.38%, 2/15/31	160,748
425,000	U.S. Treasury Bonds, 4.38%, 2/15/38	586,948
415,000	U.S. Treasury Bonds, 3.50%, 2/15/39	521,944
155,000	U.S. Treasury Bonds, 1.13%, 5/15/40	136,285
180,000	U.S. Treasury Bonds, 2.88%, 5/15/43	209,869
654,000	U.S. Treasury Bonds, 3.00%, 2/15/48	801,380
1,756,000	U.S. Treasury Bonds, 2.25%, 8/15/49	1,887,494
103,169	U.S. Treasury Inflation Indexed Note, 0.13%, 7/15/31	116,017
170,000	U.S. Treasury Notes, 1.38%, 6/30/23	172,025
500,000	U.S. Treasury Notes, 0.13%, 7/15/23	496,426
800,000	U.S. Treasury Notes, 0.13%, 8/31/23	793,031
590,000	U.S. Treasury Notes, 0.25%, 11/15/23	585,206
1,185,000	U.S. Treasury Notes, 2.25%, 11/15/24	1,228,836
620,000	U.S. Treasury Notes, 1.50%, 8/15/26	627,387
350,000	U.S. Treasury Notes, 0.75%, 8/31/26	342,371
350,000	U.S. Treasury Notes, 1.13%, 2/28/27	347,539
100,000	U.S. Treasury Notes, 0.63%, 11/30/27	95,855
790,000	U.S. Treasury Notes, 2.75%, 2/15/28	854,496
100,000	U.S. Treasury Notes, 1.25%, 6/30/28	99,059
250,000	U.S. Treasury Notes, 1.63%, 8/15/29	253,857
600,000	U.S. Treasury Notes, 1.50%, 2/15/30(3)	603,680
390,000	U.S. Treasury Notes, 1.13%, 2/15/31(3)	378,925
TOTAL U.S. TREASURY NOTES & BONDS (Cost $11,108,193)		11,299,378

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
SHORT-TERM INVESTMENTS 8.6%
	MONEY MARKET FUNDS 8.6%
$1,781,558	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(4)	$1,781,558
2,537,530	State Street Navigator Securities Lending Government Money Market Portfolio(5)	2,537,530
		4,319,088
Total Short-Term Investments (Cost $4,319,088)		4,319,088
TOTAL INVESTMENTS IN SECURITIES 104.5% (Cost $51,769,017)		$52,537,246
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (4.5%)		(2,269,801)
NET ASSETS 100%		$50,267,445
(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
Floating or variable rate security. The rate disclosed is the rate in effect as of December 31, 2021. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.

(3)
A portion or all of the security was held on loan. As of December 31, 2021, the market value of the securities on loan was $4,445,639.

(4)
Rate reflects 7 day yield as of December 31, 2021.

(5)
Securities with an aggregate market value of  $4,445,639 were out on loan in exchange for collateral including $2,537,530 of cash collateral as of December 31, 2021. The collateral was invested in a cash collateral reinvestment vehicle.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

REMIC
Real Estate Mortgage Investment Conduit.

SOFR
Secured Overnight Financing Rate.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$968,646	$—	$968,646
Commercial Mortgage-Backed Securities	—	4,232,932	—	4,232,932
Corporate Bonds & Notes*	—	20,697,569	—	20,697,569
Foreign Government Obligations	—	313,037	—	313,037
Long-Term Municipal Securities*	—	1,903,796	—	1,903,796
Residential Mortgage-Backed Securities	—	7,731,070	—	7,731,070
U.S. Government Agency Obligations	—	1,071,730	—	1,071,730
U.S. Treasury Obligations	—	11,299,378	—	11,299,378
Short-Term Investments	4,319,088	—	—	4,319,088
Total Investments in Securities	$4,319,088	$48,218,158	$—	$52,537,246

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2021

	Value Line Select Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$502,855,609	$495,112,344	$699,888,289	$384,946,953
Cash	—	—	102,900	—
Receivable for securities sold	231,350	—	2,808,580	—
Dividends and interest receivable	128,790	209,464	518,254	42
Prepaid expenses	25,525	27,827	41,775	19,476
Receivable for capital shares sold	17,538	710,748	563,676	1,334
Receivable for securities lending income	—	68	9,940	7,935
Total Assets	503,258,812	496,060,451	703,933,414	384,975,740
Liabilities:
Payable for capital shares redeemed	293,553	163,952	573,844	79,819
Payable upon return of securities on loan (See Note 1(K))	—	—	9,834,660	8,079,565
Accrued expenses:
Advisory fee	309,334	246,863	351,984	225,591
Service and distribution plan fees	102,103	65,533	107,904	78,004
Printing fee payable	54,123	42,613	55,825	27,528
Auditing and legal fees payable	45,854	45,105	59,779	39,055
Sub-transfer agent fees	549	2,764	12,563	148
Directors’ fees and expenses	3,741	2,446	3,753	2,380
Other	49,504	35,177	55,814	32,640
Total Liabilities	858,761	604,453	11,056,126	8,564,730
Net Assets	$502,400,051	$495,455,998	$692,877,288	$376,411,010
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, 50,000,000, 75,000,000 and 50,000,000 shares, respectively)	$12,416,169	$15,819,827	$55,913,283	$10,951,640
Additional paid-in capital	183,783,624	254,421,283	448,847,072	210,714,484
Distributable Earnings/(Loss)	306,200,258	225,214,888	188,116,933	154,744,886
Net Assets	$502,400,051	$495,455,998	$692,877,288	$376,411,010
Net Asset Value Per Share
Investor Class
Net Assets	$486,660,593	$318,183,774	$508,548,527	$367,680,809
Shares Outstanding	12,029,354	10,184,159	41,031,424	10,700,701
Net Asset Value, Offering and Redemption Price per Outstanding Share	$40.46	$31.24	$12.39	$34.36
Institutional Class
Net Assets	$15,739,458	$177,272,224	$184,328,761	$8,730,201
Shares Outstanding	386,815	5,635,668	14,881,859	250,939
Net Asset Value, Offering and Redemption Price per Outstanding Share	$40.69	$31.46	$12.39	$34.79
*Includes securities on loan of	$—	$—	$24,374,655	$15,532,967
Cost of investments	$209,335,109	$280,852,505	$538,939,011	$254,250,951
See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2021 (continued)

Value Line Core Bond Fund
Assets:
Investments in securities, at value*	$52,537,246
Dividends and interest receivable	293,306
Receivable for securities sold	77,728
Prepaid expenses	7,505
Receivable from Adviser	7,072
Receivable for securities lending income	462
Receivable for capital shares sold	114
Total Assets	52,923,433
Liabilities:
Payable upon return of securities on loan (See Note 1(K))	2,537,530
Payable for capital shares redeemed	18,910
Dividends payable to shareholders	4,639
Accrued expenses:
Service and distribution plan fees	10,717
Printing fee payable	35,497
Auditing and legal fees payable	15,845
Directors’ fees and expenses	938
Other	31,912
Total Liabilities	2,655,988
Net Assets	$50,267,445
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares)	$33,258
Additional paid-in capital	49,501,801
Total Distributable Earnings/(Loss)	732,386
Net Assets	$50,267,445
Net Asset Value Per Share
Investor Class
Net Assets	$50,267,445
Shares Outstanding	3,325,792
Net Asset Value, Offering and Redemption Price per Outstanding Share	$15.11
*Includes securities on loan of	$4,445,639
Cost of investments	$51,769,017
See Notes to Financial Statements.

Statements of Operations
for the Year Ended December 31, 2021

	Value Line Select Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $18,474, $14,678, $16,959 and $0, respectively)	$2,403,854	$6,703,215	$3,478,036	$1,046,745
Interest	—	—	1,588,683	—
Securities lending income (Net)	—	577	56,933	42,345
Total Income	2,403,854	6,703,792	5,123,652	1,089,090
Expenses:
Advisory fees	3,487,387	3,049,831	4,745,560	2,963,591
Service and distribution plan fees	1,151,989	809,311	1,422,683	993,713
Sub-transfer agent fees	114,418	220,552	302,441	29,010
Transfer agent fees	109,566	141,900	146,132	96,628
Auditing and legal fees	97,159	97,306	149,272	87,597
Registration and filing fees	82,254	119,049	167,711	78,562
Custody and accounting fees	79,629	80,978	158,809	82,474
Printing and postage fees	62,788	83,116	81,077	30,137
Directors’ fees and expenses	49,774	48,044	76,063	41,897
Fund administration fees	33,054	34,987	38,973	33,060
Compliance and tax service fees	22,399	24,955	28,366	20,471
Insurance fees	11,546	13,085	18,946	13,291
Other	28,666	26,002	26,691	26,386
Recoupment (See Note 5)	—	6,086	3,346	124,389
Total Expenses Before Fees Waived (See Note 5)	5,330,629	4,755,202	7,366,070	4,621,206
Less: Advisory Fees Waived	(22,388)	(66,334)	(92,294)	(34,925)
Net Expenses	5,308,241	4,688,868	7,273,776	4,586,281
Net Investment Income/(Loss)	(2,904,387)	2,014,924	(2,150,124)	(3,497,191)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	57,334,402	31,663,035	97,471,784	64,101,538
Foreign currency transactions	(52)	(39)	—	—
	57,334,350	31,662,996	97,471,784	64,101,538
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	49,064,383	52,655,853	(48,869,940)	(48,703,413)
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	106,398,733	84,318,849	48,601,844	15,398,125
Net Increase/(Decrease) in Net Assets from Operations	$103,494,346	$86,333,773	$46,451,720	$11,900,934
See Notes to Financial Statements.

Statements of Operations
for the Year Ended December 31, 2021 (continued)

Value Line Core Bond Fund
Investment Income:
Interest	$1,101,973
Dividends	527
Securities lending income (Net)	2,760
Total Income	$1,105,260
Expenses:
Advisory fees	180,148
Service and distribution plan fees	128,225
Custody and accounting fees	84,626
Registration and filing fees	53,194
Transfer agent fees	49,269
Printing and postage fees	36,474
Fund administration fees	35,106
Auditing and legal fees	27,067
Compliance and tax service fees	11,724
Directors’ fees and expenses	5,777
Insurance fees	1,496
Other	19,261
Total Expenses Before Fees Waived (See Note 5)	632,367
Less: Advisory Fees Waived	(170,756)
Net Expenses	461,611
Net Investment Income/(Loss)	643,649
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments in securities	746,870
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	(2,524,966)
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(1,778,096)
Net Increase/(Decrease) in Net Assets from Operations	$(1,134,447)
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Select Growth Fund, Inc.		Value Line Mid Cap Focused Fund, Inc.
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income/(loss)	$(2,904,387)	$(1,901,054)	$2,014,924	$(1,663,424)
Net realized gain/(loss) on investments and foreign currency	57,334,350	113,804,307	31,662,996	29,616,854
Change in net unrealized appreciation/ (depreciation) on investments	49,064,383	(23,302,668)	52,655,853	48,617,215
Net increase/(decrease) in net assets from operations	103,494,346	88,600,585	86,333,773	76,570,645
Distributions to Shareholders from:
Investor Class	(62,882,917)	(99,858,878)	(24,345,686)	(24,479,712)
Institutional Class	(2,026,820)	(2,667,066)(1)	(14,087,041)	(10,791,086)
	(64,909,737)	(102,525,944)	(38,432,727)	(35,270,798)
Share Transactions:
Proceeds from sale of shares
Investor Class	8,359,304	27,762,538	25,120,633	114,237,141
Institutional Class	3,785,420	12,031,878(1)	58,387,787	113,119,445
Proceeds from reinvestment of distributions to shareholders
Investor Class	60,378,593	94,686,711	23,485,169	22,681,152
Institutional Class	1,959,861	2,522,692(1)	11,167,392	9,730,790
Cost of shares redeemed
Investor Class	(71,360,065)	(144,955,330)	(97,390,809)	(207,662,644)
Institutional Class	(3,076,911)	(745,669)(1)	(45,080,081)	(36,340,588)
Net increase/(decrease) in net assets from capital share transactions	46,202	(8,697,180)	(24,309,909)	15,765,296
Total increase/(decrease) in net assets	38,630,811	(22,622,539)	23,591,137	57,065,143
Net Assets:
Beginning of year	463,769,240	486,391,779	471,864,861	414,799,718
End of year	$502,400,051	$463,769,240	$495,455,998	$471,864,861
Capital Share Transactions:
Shares sold
Investor Class	210,330	699,074	846,682	4,547,034
Institutional Class	95,377	268,809(1)	1,888,942	4,311,246
Shares issued to shareholders in reinvestment of distributions
Investor Class	1,550,953	2,591,317	781,797	829,596
Institutional Class	50,060	68,869(1)	369,292	354,621
Shares redeemed
Investor Class	(1,784,233)	(3,732,892)	(3,213,643)	(8,255,594)
Institutional Class	(76,924)	(19,376)(1)	(1,517,406)	(1,391,238)

(1)
Commenced operations on May 1, 2020.

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Capital Appreciation Fund, Inc.		Value Line Larger Companies Focused Fund, Inc.
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income/(loss)	$(2,150,124)	$(1,321,964)	$(3,497,191)	$(2,829,123)
Net realized gain/(loss) on investments and foreign currency	97,471,784	35,808,188	64,101,538	45,552,293
Change in net unrealized appreciation/(depreciation) on investments	(48,869,940)	116,307,321	(48,703,413)	86,710,387
Net increase/(decrease) in net assets from operations	46,451,720	150,793,545	11,900,934	129,433,557
Distributions to Shareholders from:
Investor Class	(50,677,807)	(28,634,815)	(46,615,262)	(34,460,180)
Institutional Class	(19,027,765)	(6,230,165)	(1,110,293)	(548,169)
	(69,705,572)	(34,864,980)	(47,725,555)	(35,008,349)
Share Transactions:
Proceeds from sale of shares
Investor Class	83,958,492	147,385,018	7,115,657	11,565,758
Institutional Class	107,801,711	92,959,782	3,403,942	4,510,155
Proceeds from reinvestment of distributions to shareholders
Investor Class	47,963,683	27,027,150	44,533,789	33,215,648
Institutional Class	18,777,259	6,175,863	1,109,200	547,360
Cost of shares redeemed
Investor Class	(170,967,310)	(146,694,731)	(43,567,784)	(35,355,783)
Institutional Class	(53,573,100)	(20,087,905)	(1,267,650)	(1,111,162)
Net increase/(decrease) in net assets from capital share transactions	33,960,735	106,765,177	11,327,154	13,371,976
Total increase/(decrease) in net assets	10,706,883	222,693,742	(24,497,467)	107,797,184
Net Assets:
Beginning of year	682,170,405	459,476,663	400,908,477	293,111,293
End of year	$692,877,288	$682,170,405	$376,411,010	$400,908,477
Capital Share Transactions:
Shares sold
Investor Class	6,223,284	12,564,377	175,164	361,151
Institutional Class	7,865,662	7,674,211	81,960	117,977
Shares issued to shareholders in reinvestment of distributions
Investor Class	3,996,974	2,176,099	1,338,960	903,827
Institutional Class	1,566,077	497,251	32,943	14,766
Shares redeemed
Investor Class	(12,622,197)	(13,030,041)	(1,097,906)	(1,061,527)
Institutional Class	(4,002,527)	(1,836,022)	(32,498)	(34,979)
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Core Bond Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income/(loss)	$643,649	$883,376
Net realized gain/(loss) on investments	746,870	969,002
Change in net unrealized appreciation/(depreciation) on investments	(2,524,966)	1,196,067
Net increase/(decrease) in net assets from operations	(1,134,447)	3,048,445
Distributions to Shareholders from:
Investor Class	(1,274,662)	(1,025,857)
Share Transactions (Investor Class):
Proceeds from sale of shares	2,908,128	3,523,006
Proceeds from reinvestment of distributions to shareholders	1,178,008	936,701
Cost of shares redeemed	(5,263,146)	(6,604,784)
Net decrease in net assets from capital share transactions	(1,177,010)	(2,145,077)
Total decrease in net assets	(3,586,119)	(122,489)
Net Assets:
Beginning of year	53,853,564	53,976,053
End of year	$50,267,445	$53,853,564
Capital Share Transactions (Investor Class):
Shares sold	188,605	225,921
Shares issued to shareholders in reinvestment of dividends	76,945	59,660
Shares redeemed	(340,454)	(422,790)
Net increase/(decrease)	(74,904)	(137,209)
See Notes to Financial Statements.

Value Line Select Growth Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Select Growth Fund, Inc. Investor Class
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$37.49	$38.93	$30.47	$33.11	$28.99
Income/(loss) from investment operations:
Net investment income/(loss)	(0.25)(1)	(0.17)(1)	(0.05)(1)	(0.14)	(0.08)
Net gains/(losses) on securities (both realized and unrealized)	9.08	8.91	11.16	0.58	6.56
Total from investment operations	8.83	8.74	11.11	0.44	6.48
Less distributions:
Distributions from net realized gains	(5.86)	(10.18)	(2.65)	(3.08)	(2.36)
Total distributions	(5.86)	(10.18)	(2.65)	(3.08)	(2.36)
Net asset value, end of year	$40.46	$37.49	$38.93	$30.47	$33.11
Total return	24.16%	23.12%	36.59%	1.39%	22.32%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$486,661	$451,806	$486,392	$315,928	$342,056
Ratio of expenses to average net assets	1.13%	1.16%	1.16%	1.20%	1.20%
Ratio of net investment income/(loss) to average net assets	(0.62)%	(0.43)%	(0.12)%	(0.42)%	(0.26)%
Portfolio turnover rate	3%	12%	17%	8%	3%
	Value Line Select Growth Fund, Inc. Institutional Class
	Year Ended December 31,	Period Ended December 31,
	2021	2020(2)
Net asset value, beginning of year	$37.58	$36.44
Income/(loss) from investment operations:
Net investment income/(loss)(1)	(0.15)	0.02
Net gains/(losses) on securities (both realized and unrealized)	9.12	11.30
Total from investment operations	8.97	11.32
Less distributions:
Distributions from net realized gains	(5.86)	(10.18)
Total distributions	(5.86)	(10.18)
Net asset value, end of year	$40.69	$37.58
Total return	24.47%	31.78%(3)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$15,739	$11,963
Ratio of gross expenses to average net assets	1.04%	1.96%(4)
Ratio of net expenses to average net assets	0.88%	0.91%(4)
Ratio of net investment income/(loss) to average net assets	(0.37)%	0.08%(4)
Portfolio turnover rate	3%	12%(3)

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Commenced operations on May 1, 2020.

(3)
Not annualized.

(4)
Annualized.

See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Mid Cap Focused Fund, Inc. Investor Class
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$28.29	$25.49	$19.11	$19.19	$16.27
Income/(loss) from investment operations:
Net investment income/(loss)	0.10(1)(2)	(0.12)(1)	0.06(1)(3)	(0.07)	0.00(4)
Net gains/(losses) on securities (both realized and unrealized)	5.42	5.13	6.68	0.97	3.23
Total from investment operations	5.52	5.01	6.74	0.90	3.23
Less distributions:
Dividends from net investment income	—	(0.02)	(0.00)(4)	—	—
Distributions from net realized gains	(2.57)	(2.19)	(0.36)	(0.98)	(0.31)
Total distributions	(2.57)	(2.21)	(0.36)	(0.98)	(0.31)
Net asset value, end of year	$31.24	$28.29	$25.49	$19.11	$19.19
Total return	19.88%	19.96%	35.30%	4.72%	19.84%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$318,184	$332,898	$373,341	$184,515	$147,669
Ratio of expenses to average net assets	1.07%	1.10%	1.11%	1.18%	1.18%
Ratio of net investment income/(loss) to average net assets	0.33%(2)	(0.46)%	0.27%(3)	(0.46)%	(0.34)%
Portfolio turnover rate	0%(5)	4%	19%	10%	2%
	Value Line Mid Cap Focused Fund, Inc. Institutional Class
	Years Ended December 31,				Period Ended December 31, 2017(6)
	2021	2020	2019	2018
Net asset value, beginning of year	$28.39	$25.59	$19.17	$19.20	$18.25
Income/(loss) from investment operations:
Net investment income/(loss)	0.19(1)(2)	(0.04)(1)	0.20(1)(3)	(0.04)	0.00(4)
Net gains/(losses) on securities (both realized and unrealized)	5.45	5.14	6.64	0.99	1.26
Total from investment operations	5.64	5.10	6.84	0.95	1.26
Less distributions:
Dividends from net investment income	—	(0.11)	(0.06)	—	—
Distributions from net realized gains	(2.57)	(2.19)	(0.36)	(0.98)	(0.31)
Total distributions	(2.57)	(2.30)	(0.42)	(0.98)	(0.31)
Net asset value, end of year	$31.46	$28.39	$25.59	$19.17	$19.20
Total return	20.24%	20.24%	35.68%	4.98%	6.89%(7)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$177,272	$138,967	$41,459	$1,765	$1,095
Ratio of gross expenses to average net assets	0.86%	0.89%	1.04%	3.97%	5.61%(8)
Ratio of net expenses to average net assets	0.82%	0.85%	0.86%	0.93%	0.93%(8)
Ratio of net investment income/(loss) to average net assets	0.63%(2)	(0.15)%	0.81%(3)	(0.19)%	(0.12)%(8)
Portfolio turnover rate	0%(5)	4%	19%	10%	2%(7)

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Includes income resulting from special dividends. For the year ended December 31, 2021, without these dividends, the per share value for the Investor Class and Institutional Class would have been $(0.18) and $(0.09), respectively, and the ratio for the Investor Class and Institutional Class would have been (0.59)% and (0.30)%, respectively.

(3)
Includes income resulting from special dividends. For the year ended December 31, 2019, without these dividends, the per share value for the Investor Class and Institutional Class would have been $(0.08) and $0.05, respectively, and the ratio for the Investor Class and Institutional Class would have been (0.33)% and 0.22%, respectively.

(4)
Amount is less than $.01 per share.

(5)
Amount is less than 0.50%.

(6)
Commenced operations on August 12, 2017.

(7)
Not annualized.

(8)
Annualized.

See Notes to Financial Statements.

Value Line Capital Appreciation Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Capital Appreciation Fund, Inc. Investor Class
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.90	$10.25	$8.94	$9.95	$8.48
Income/(loss) from investment operations:
Net investment income/(loss)	(0.05)(1)	(0.03)(1)	(0.01)(1)	0.00(2)	0.05
Net gains/(losses) on securities (both realized and unrealized)	0.88	3.39	2.32(3)	(0.27)	1.97
Total from investment operations	0.83	3.36	2.31	(0.27)	2.02
Less distributions:
Dividends from net investment income	(0.00)(2)	—	—	(0.01)	(0.05)
Distributions from net realized gains	(1.34)	(0.71)	(1.00)	(0.73)	(0.50)
Total distributions	(1.34)	(0.71)	(1.00)	(0.74)	(0.55)
Net asset value, end of year	$12.39	$12.90	$10.25	$8.94	$9.95
Total return	6.79%	33.03%	26.14%	(2.71)%	23.86%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$508,549	$560,243	$427,619	$375,158	$392,869
Ratio of expenses to average net assets	1.05%	1.07%	1.09%	1.12%	1.11%
Ratio of net investment income/(loss) to average net assets	(0.35)%	(0.28)%	(0.08)%	(0.02)%	0.49%
Portfolio turnover rate	39%	51%	34%	86%	88%
	Value Line Capital Appreciation Fund, Inc. Institutional Class
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.90	$10.22	$8.89	$9.90	$8.43
Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)(1)	(0.01)(1)	0.02(1)	0.04	0.07
Net gains/(losses) on securities (both realized and unrealized)	0.88	3.40	2.31(3)	(0.30)	1.98
Total from investment operations	0.87	3.39	2.33	(0.26)	2.05
Less distributions:
Dividends from net investment income	(0.04)	—	—	(0.02)	(0.08)
Distributions from net realized gains	(1.34)	(0.71)	(1.00)	(0.73)	(0.50)
Total distributions	(1.38)	(0.71)	(1.00)	(0.75)	(0.58)
Net asset value, end of year	$12.39	$12.90	$10.22	$8.89	$9.90
Total return	7.13%	33.42%	26.51%	(2.61)%	24.31%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$184,329	$121,927	$31,858	$24,469	$6,750
Ratio of gross expenses to average net assets	0.86%	0.89%	0.97%	1.08%	1.63%
Ratio of net expenses to average net assets	0.80%	0.82%	0.84%	0.87%	0.86%
Ratio of net investment income/(loss) to average net assets	(0.10)%	(0.06)%	0.17%	0.19%	0.58%
Portfolio turnover rate	39%	51%	34%	86%	88%

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Amount is less than $.01 per share.

(3)
Amount includes a non-recurring settlement paid by the Fund related to Legal Proceedings. The settlement payment impacted the realized (loss) per share by less than $0.01 per share for Investor and Institutional class. Total return was not impacted.

See Notes to Financial Statements.

Value Line Larger Companies Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Larger Companies Focused Fund, Inc. Investor Class Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$38.35	$28.87	$25.34	$28.65	$23.05
Income/(loss) from investment operations:
Net investment income/(loss)	(0.35)(1)	(0.29)(1)	(0.23)(1)	(0.22)	(0.19)
Net gains/(losses) on securities (both realized and unrealized)	1.29	13.42	6.64	0.58	8.00
Total from investment operations	0.94	13.13	6.41	0.36	7.81
Less distributions:
Distributions from net realized gains	(4.93)	(3.65)	(2.88)	(3.67)	(2.21)
Total distributions	(4.93)	(3.65)	(2.88)	(3.67)	(2.21)
Net asset value, end of year	$34.36	$38.35	$28.87	$25.34	$28.65
Total return	2.89%	45.98%	25.67%	1.30%	33.79%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$367,681	$394,389	$291,057	$253,199	$272,191
Ratio of gross expenses to average net assets	1.14%	1.15%	1.16%	1.18%	1.19%
Ratio of net expenses to average net assets	1.14%	1.15%	1.15%	1.15%	1.11%
Ratio of net investment income/(loss) to average net assets	(0.87)%	(0.86)%	(0.78)%	(0.77)%	(0.71)%
Portfolio turnover rate	27%	54%	29%	36%	35%
	Value Line Larger Companies Focused Fund, Inc. Institutional Class Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$38.68	$29.03	$25.41	$28.65	$23.02
Income/(loss) from investment operations:
Net investment income/(loss)	(0.26)(1)	(0.21)(1)	(0.15)(1)	(0.14)	(0.19)
Net gains/(losses) on securities (both realized and unrealized)	1.30	13.51	6.65	0.57	8.03
Total from investment operations	1.04	13.30	6.50	0.43	7.84
Less distributions:
Distributions from net realized gains	(4.93)	(3.65)	(2.88)	(3.67)	(2.21)
Total distributions	(4.93)	(3.65)	(2.88)	(3.67)	(2.21)
Net asset value, end of year	$34.79	$38.68	$29.03	$25.41	$28.65
Total return	3.12%	46.36%	25.92%	1.55%	33.96%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$8,730	$6,519	$2,054	$1,238	$1,681
Ratio of gross expenses to average net assets	1.36%	1.80%	2.75%	3.92%	2.73%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.93%	0.94%
Ratio of net investment loss to average net assets	(0.63)%	(0.62)%	(0.50)%	(0.58)%	(0.67)%
Portfolio turnover rate	27%	54%	29%	36%	35%

(1)
Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Value Line Core Bond Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Core Bond Fund Investor Class Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.84	$15.26	$14.40	$14.94	$14.77
Income/(loss) from investment operations:
Net investment income/(loss)	0.19(1)	0.25(1)	0.36	0.32	0.34
Net gains/(losses) on securities (both realized and unrealized)	(0.53)	0.63	0.86	(0.52)	0.17
Total from investment operations	(0.34)	0.88	1.22	(0.20)	0.51
Less distributions:
Dividends from net investment income	(0.23)	(0.30)	(0.36)	(0.34)	(0.34)
Distributions from net realized gains	(0.16)	—	—	—	—
Total distributions	(0.39)	(0.30)	(0.36)	(0.34)	(0.34)
Net asset value, end of year	$15.11	$15.84	$15.26	$14.40	$14.94
Total return	(2.18)%	5.77%	8.51%	(1.31)%	3.47%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$50,267	$53,854	$53,976	$54,583	$61,586
Ratio of gross expenses to average net assets	1.23%	1.19%	1.14%	1.21%	1.22%
Ratio of net expenses to average net assets	0.90%	0.90%	0.93%	0.99%	0.99%
Ratio of net investment income/(loss) to average net assets	1.25%	1.62%	2.26%	2.24%	2.01%
Portfolio turnover rate	71%	70%	39%	84%	35%

(1)
Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Notes to Financial Statements	December 31, 2021

1.   Significant Accounting Policies
Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc., Value Line Larger Companies Focused Fund, Inc. and Value Line Core Bond Fund (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds each (except for Value Line Core Bond Fund) offer two classes of shares: Investor Class shares and Institutional Class shares. Value Line Core Bond Fund offers only Investor Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds. The investment objective of each Fund is listed below.
Fund	Investment Goal
Value Line Select Growth Fund, Inc. Value Line Mid Cap Focused Fund, Inc Value Line Capital Appreciation Fund, Inc.	The Fund seeks long-term capital growth. The Fund seeks long-term capital growth. The Fund seeks capital appreciation and income.
Value Line Larger Companies Focused Fund, Inc.	The Fund seeks long-term capital growth.
Value Line Core Bond Fund	The Fund seeks to maximize current income and secondarily capital appreciation.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the funds’ total net assets by the funds’ total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.

Notes to Financial Statements (continued)

The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to EULAV Asset Management (the “Adviser”). A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2021, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. Either Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and

December 31, 2021

a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market reaction, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Fund's Statement of Operations.
(E) Fund Distributions:   Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Funds (except for Value Line Core Bond Fund) distribute all of their net investment income annually. Value Line Core Bond Fund declares and pays dividends from its net investment income monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(F) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated between the share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Select Growth Fund, Inc.
Transfer agent fees	$109,350	$216	$109,566
Sub-transfer agent fees	108,398	6,020	114,418
Registration and filing fees	57,761	24,493	82,254
Other	27,152	1,514	28,666
	Investor Class	Institutional Class	Total
Value Line Mid Cap Focused Fund, Inc.
Transfer agent fees	$111,450	$30,450	$141,900
Sub-transfer agent fees	111,402	109,150	220,552
Registration and filing fees	67,349	51,700	119,049
Other	17,525	8,477	26,002
	Investor Class	Institutional Class	Total
Value Line Capital Appreciation Fund, Inc.
Transfer agent fees	$118,603	$27,529	$146,132
Sub-transfer agent fees	193,994	108,447	302,441
Registration and filing fees	93,911	73,800	167,711
Other	20,298	6,393	26,691

Notes to Financial Statements (continued)

	Investor Class	Institutional Class	Total
Value Line Larger Companies Focused Fund, Inc.
Transfer agent fees	$94,395	$2,233	$96,628
Sub-transfer agent fees	24,651	4,359	29,010
Registration and filing fees	44,514	34,048	78,562
Other	25,215	1,171	26,386
(G) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(H) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(I) Accounting for Real Estate Investment Trusts:   The Funds may own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(J) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(K) Securities Lending:   Under an agreement with State Street Bank & Trust Company (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. The Funds or the borrower may terminate the loan at any time. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds. Investments made with the cash collateral are disclosed on the Schedules of Investments.

December 31, 2021

As of December 31, 2021, certain Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*
Value Line Capital Appreciation Fund, Inc.	$24,374,655	$25,402,277
Value Line Larger Companies Focused Fund, Inc.	15,532,967	16,286,025
Value Line Core Bond Fund	4,445,639	4,535,493

*
Value Line Capital Appreciation Fund, Inc., Value Line Larger Companies Focused Fund, Inc. and Value Line Core Bond Fund received cash collateral of  $9,834,660, $8,079,565, and $2,537,530, respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Capital Appreciation Fund, Inc. received non cash-collateral of  $15,567,617 in the form of U.S. Government obligations, ranging from 0.01%-6.88%, maturing 1/31/22 — 5/15/51, Value Line Larger Companies Focused Fund, Inc. received non cash-collateral of  $8,206,460 in the form of U.S. Government obligations, ranging from 0.01%-6.88%, maturing 1/31/22 — 5/15/51 and Value Core Bond Fund received non cash-collateral of  $1,997,963 in the form of U.S. Government obligations, ranging from 0.01%-3.88%, maturing 2/3/22 — 5/15/51. The Funds cannot sell or repledge the non-cash collateral and accordingly are not reflected in the Schedule of Investments. The value of securities loaned is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

(L) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Funds' investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Funds’ investments.
(M) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements (continued)

3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the year ended December 31, 2021, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government Securities	Sales of Investment Securities Excluding U.S. Government Securities	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Select Growth Fund, Inc.	$12,407,870	$76,738,511	$—	$—
Value Line Mid Cap Focused Fund, Inc.	824,460	62,562,042	—	—
Value Line Capital Appreciation Fund, Inc.	242,914,006	273,308,069	27,914,030	40,034,439
Value Line Larger Companies Focused Fund, Inc.	107,343,624	142,251,047	—	—
Value Line Core Bond Fund	25,961,246	30,762,202	11,891,843	5,543,081
4.   Income Taxes
At December 31, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Fund	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation) on Investments
Value Line Select Growth Fund, Inc.	$209,347,809	$294,578,365	$(1,070,565)	$293,507,800
Value Line Mid Cap Focused Fund, Inc.	280,857,576	214,254,768	—	214,254,768
Value Line Capital Appreciation Fund, Inc.	545,398,959	204,126,583	(49,637,253)	154,489,330
Value Line Larger Companies Focused Fund, Inc.	256,287,274	160,958,688	(32,299,009)	128,659,679
Value Line Core Bond Fund	51,800,221	1,222,390	(485,365)	737,025
Net Unrealized appreciation/depreciation differs for financial statements and tax purposes primarily due to wash sales, return of capital on corporations and market premium amortization.
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
Value Line Select Growth Fund, Inc.	$—	$12,692,458	$—	$293,507,800	$—	$—	$306,200,258
Value Line Mid Cap Focused Fund, Inc.	694,794	10,265,326	—	214,254,768	—	—	225,214,888
Value Line Capital Appreciation Fund, Inc.	67,477	33,560,126	—	154,489,330	—	—	188,116,933
Value Line Larger Companies Focused Fund, Inc.	—	26,085,207	—	128,659,679	—	—	154,744,886
Value Line Core Bond Fund	—	—	(4,639)	737,025	—	—	732,386

December 31, 2021

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.
To the extent that current or future capital gains are offset by capital losses, the Funds do not anticipate distributing any such gains to shareholders.
A reclassification, related to permanent book-tax differences, has been made on the Statements of Assets and Liabilities to increase/(decrease) total distributable earning/(loss) and additional paid-in capital for the Funds as follows:
	Total Distributable Earnings/(Loss)
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Select Growth Fund, Inc.	$2,904,908	$(470)	$(2,904,438)
Value Line Mid Cap Focused Fund, Inc.	(1,311,367)	1,311,367	—
Value Line Capital Appreciation Fund, Inc.	2,864,500	(2,864,500)	—
Value Line Larger Companies Focused Fund, Inc.	3,498,290	(3,498,290)	—
Value Line Core Bond Fund	113,934	(8,426)	(105,508)
These reclassifications were primarily due to net operating losses, distribution character reclassifications, paydown gain/loss, adjustments due to investments in REITs and C Corps, or taxable overdistributions.
The tax composition of distributions paid to shareholders during fiscal years ended December 31, 2021 and 2020 were as follows:
	Year Ended December 31, 2021 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Select Growth Fund, Inc.	$—	$64,909,737	$64,909,737
Value Line Mid Cap Focused Fund, Inc.	1,310,346	37,122,381	38,432,727
Value Line Capital Appreciation Fund, Inc.	2,135,531	67,570,041	69,705,572
Value Line Larger Companies Focused Fund, Inc.	354,428	47,371,127	47,725,555
Value Line Core Bond Fund	770,855	503,807	1,274,662
	Year Ended December 31, 2020 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Select Growth Fund, Inc.	$—	$102,525,944	$102,525,944
Value Line Mid Cap Focused Fund, Inc.	1,320,659	33,950,139	35,270,798
Value Line Capital Appreciation Fund, Inc.	3,173,616	31,691,364	34,864,980
Value Line Larger Companies Focused Fund, Inc.	4,990,295	30,018,054	35,008,349
Value Line Core Bond Fund	1,025,857	—	1,025,857

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For providing advisory services to the Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc., Value Line Larger Companies Focused Fund, Inc. and Value Line Core Bond Fund and managing each Fund’s investments for the year ended December 31, 2021, the Adviser was paid a

Notes to Financial Statements (continued)

fee at an annual rate of 0.73%, 0.64%, 0.65%, 0.73% and 0.35%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between each Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate, based on each Fund’s average daily net assets, equal to 0.75% for both Value Line Select Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. and 0.70% on the first $100 million of average daily net assets, and 0.65% on the remaining net assets for both Value Line Mid Cap Focused Fund, Inc and Value Line Capital Appreciation Fund, Inc. and 0.50% for Value Line Core Bond Fund (the “Combined Rate”). The advisory fee component paid by each Fund to the Adviser for each period is calculated by subtracting the amount paid by each Fund for Administrative Services with respect to the same period from the respective Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Funds.
For the Value Line Larger Companies Focused Fund, the Adviser has contractually agreed to waive through June 30, 2022 certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of each class (the “Fund-Level Expense Limitation 1”).
For the Value Line Core Bond Fund, the Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fee and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90% of the Fund’s average daily net assets (the “Fund-Level Expense Limitation 2”). The Adviser and the Distributor may subsequently recover from the Value Line Core Bond Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Fund-Level Expense Limitation 2 can be terminated or modified before June 30, 2022 only with the agreement of the Fund’s Board.
For the year ended December 31, 2021, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fee
Value Line Select Growth Fund, Inc.	$3,487,387
Value Line Mid Cap Focused Fund, Inc.	3,049,831
Value Line Capital Appreciation Fund, Inc	4,745,560
Value Line Larger Companies Focused Fund, Inc	2,963,591
Value Line Core Bond Fund	180,148
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the year ended December 31, 2021, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Select Growth Fund, Inc.	$1,151,989
Value Line Mid Cap Focused Fund, Inc.	809,311
Value Line Capital Appreciation Fund, Inc	1,422,683
Value Line Larger Companies Focused Fund, Inc	993,713
Value Line Core Bond Fund	128,225
The Funds (except Value Line Core Bond Fund) have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which the Fund may pay directly to the financial intermediary or indirectly via the Distributor, will not exceed (unless approved by the Board) the lower of: (i) the aggregate amount of additional

December 31, 2021

transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended December 31, 2021, the below sub-transfer agency fees were paid or payable to the Distributor:
Fund	Sub-transfer agency Fees
Value Line Select Growth Fund, Inc.	$114,418
Value Line Mid Cap Focused Fund, Inc.	220,552
Value Line Capital Appreciation Fund, Inc.	302,441
Value Line Larger Companies Focused Fund, Inc.	29,010
The Adviser agreed to pay or reimburse certain class-specific expenses of the Funds attributable to the Institutional Class, so that the Institutional Class bears its class-specific fees and expenses at the same annual percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding the 12b-1 fees paid by the Investor Class and certain non-routine class-specific expenses, if applicable) (the “Class Expense Limitation”, together with the Fund-level Expense Limitations (attributable to the Value Line Larger Companies Focused Fund and Value Line Core Bond Fund), the “Expense Limitations”). The Adviser may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the applicable Expense Limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. The Class Expense Limitation can be terminated or modified only with the agreement of the Board of Directors.
As of December 31, 2021, fees contractually waived/ reimbursed by the Adviser amounted to $22,388, $66,334, $92,294, $34,925 and $170,756 for the Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc., Value Line Larger Companies Focused Fund, Inc. and Value Line Core Bond Fund, respectively. As of December 31, 2021, the Adviser may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser
Value Line Select Growth Fund Inc.	December 31, 2022	$—
Value Line Select Growth Fund Inc.	December 31, 2023	30,381
Value Line Select Growth Fund Inc.	December 31, 2024	22,388
Value Line Mid Cap Focused Fund Inc.	December 31, 2022	31,393
Value Line Mid Cap Focused Fund Inc.	December 31, 2023	18,207
Value Line Mid Cap Focused Fund Inc.	December 31, 2024	66,334
Value Line Capital Appreciation Fund, Inc.	December 31, 2022	38,979
Value Line Capital Appreciation Fund, Inc.	December 31, 2023	24,262
Value Line Capital Appreciation Fund, Inc.	December 31, 2024	92,294
Value Line Larger Companies Focused Fund, Inc.	December 31, 2022	37,563
Value Line Larger Companies Focused Fund, Inc.	December 31, 2023	23,040
Value Line Larger Companies Focused Fund, Inc.	December 31, 2024	34,925
Value Line Core Bond Fund	December 31, 2022	115,377
Value Line Core Bond Fund	December 31, 2023	159,451
Value Line Core Bond Fund	December 31, 2024	170,756

Notes to Financial Statements (continued)

During the year ended December 31, 2021, the Value Line Mid Cap Focused Fund Inc., the Value Line Capital Appreciation Fund, Inc. and the Value Line Larger Companies Focused Fund, Inc. made repayments to the Adviser for previously waived and reimbursed fees in the amounts of  $6,086, $3,346 and $124,389, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc., Value Line Larger Companies Focused Fund, Inc. and Value Line Core Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc., Value Line Larger Companies Focused Fund, Inc. and Value Line Core Bond Fund (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 18, 2022
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested on (July 1, 2021 and held for six months ended December 31, 2021).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Select Growth Fund, Inc. — Investor Class	$1,000.00	$1,147.60	$6.06	1.12%
Value Line Select Growth Fund, Inc. — Institutional Class	1,000.00	1,149.00	4.77	0.88
Value Line Mid Cap Focused Fund, Inc. — Investor Class	1,000.00	1,111.20	5.69	1.07
Value Line Mid Cap Focused Fund, Inc. — Institutional Class	1,000.00	1,113.00	4.37	0.82
Value Line Capital Appreciation Fund, Inc. — Investor Class	1,000.00	983.30	5.30	1.06
Value Line Capital Appreciation Fund, Inc. — Institutional Class	1,000.00	985.00	4.10	0.82
Value Line Larger Companies Focused Fund, Inc. — Investor Class	1,000.00	945.50	5.49	1.12
Value Line Larger Companies Focused Fund, Inc. — Institutional Class	1,000.00	946.60	4.42	0.90
Value Line Core Bond Fund — Investor Class	1,000.00	993.70	4.52	0.90
Hypothetical (5% return before expenses)
Value Line Select Growth Fund, Inc. — Investor Class	$1,000.00	$1,019.56	$5.70	1.12%
Value Line Select Growth Fund, Inc. — Institutional Class	1,000.00	1,020.77	4.48	0.88
Value Line Mid Cap Focused Fund, Inc. — Investor Class	1,000.00	1,019.81	5.45	1.07
Value Line Mid Cap Focused Fund, Inc. — Institutional Class	1,000.00	1,021.07	4.18	0.82
Value Line Capital Appreciation Fund, Inc. — Investor Class	1,000.00	1,019.86	5.40	1.06
Value Line Capital Appreciation Fund, Inc. — Institutional Class	1,000.00	1,021.07	4.18	0.82
Value Line Larger Companies Focused Fund, Inc. — Investor Class	1,000.00	1,019.56	5.70	1.12
Value Line Larger Companies Focused Fund, Inc. — Institutional Class	1,000.00	1,020.67	4.58	0.90
Value Line Core Bond Fund — Investor Class	1,000.00	1,020.67	4.58	0.90

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended December 31, 2021, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Select Growth Fund, Inc.	0%	0%	$64,909,737
Value Line Mid Cap Focused Fund, Inc.	100	100	37,122,381
Value Line Capital Appreciation Fund, Inc.	90	90	67,570,041
Value Line Larger Companies Focused Fund, Inc.	100	100	47,371,127
Value Line Core Bond Fund	0	0	503,807
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Board Approval of Liquidity Risk Management Program (unaudited)

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Funds’ Board approved the appointment of the Adviser’s 40 Act Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the LRMP for the Funds on December 13, 2018 and the Fund’s LRMP on March 15, 2019. At the Board’s regular meeting on June 17, 2021, the Funds’ Chief Compliance Officer provided a report to the Funds’ Board on the operation and effectiveness of the LRMP after its first year of operation. The Adviser manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Adviser utilizes a third-party provider of liquidity monitoring services. The third-party provider supplies portfolio-level data and certain assumptions which it uses to determine classifications. The Liquidity Committee reviews and reconciles the information provided for accuracy.
The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended December 31, 2021. During this period, each Fund held no less than 50% of its total net assets in highly liquid investments. Because each Fund consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund, and all Funds were well under their illiquid investment limitations. Additionally, no events that would require the filing of Form N-LIQUID occurred.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge by calling 1-800-243-2729.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 51	Director	Since 2010	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.	9	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 65	Director	Since 2008	Retired. Managing Member, Meridian Fund Advisers LLC (consultants) until 2020.	9	KOP Therapeutics Corp (biotechnology)
James E. Hillman Age: 64	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 – 2011.	9	Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 82	Director	Since 1983 1984**	Chairman, Institute for Political Economy	9	None
Nancy-Beth Sheerr Age: 72	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until 2013.	9	None

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with the Distributor and the Adviser.

**
With respect to Value Line Core Bond Fund.

Management of the Funds (continued)

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 51	President	Since 2008	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.
Christopher W. Roleke Age: 49	Treasurer and Chief Financial Officer	Since 2020	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since April 2020; Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC, since 2011.
Michael J. Wagner Age: 71	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC 2006 – 2019.
Emily D. Washington Age: 43	Vice President and Secretary	Since 2008	Vice President of each of the Value Line Funds since 2020 and Secretary since 2010; Treasurer and Chief Financial Officer of each of the Value Line Funds, 2008 – 2020.
Robert Scagnelli Age: 60	Vice President	Since 2020	Vice President of each of the Value Line Funds since 2020; Vice President of the Distributor and the Adviser since .
The address for each of the above is 7 Times Square, Suite 1606, New York, NY 10036-6524.

ValueLine*funds*

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what it is today — a diversified family of mutual funds with a wide range of investment objectives.

Strategies That Have Stood the Test of Time

1950 **Value Line Mid Cap Focused Fund**

1952 **Value Line Capital Appreciation Fund**

1956 **Value Line Select Growth Fund**

1972 **Value Line Larger Companies Focused Fund**

1986 **Value Line Core Bond Fund**

1993 **Value Line Small Cap Opportunities Fund**

1993 **Value Line Asset Allocation Fund**

2015 Institutional shares launched for the **Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Capital Appreciation Fund**

2017 Institutional shares launched for the **Value Line Mid Cap Focused Fund**

2020 Institutional shares launched for the **Value Line Select Growth Fund**

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, Suite 1606, New York, New York 10036-6524 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

b) Not Applicable

Item 2    Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3     Audit Committee Financial Expert.

(((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Hillman is an are independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4     Principal Accountant Fees and Services

(a)	Audit Fees 2021 - $36,664

Audit Fees 2020 - $39,236

(b)  Audit-Related fees – None.

(c)  Tax Preparation Fees 2021 - None

       Tax Preparation Fees 2020 - None

(d)  All Other Fees –None

(e)  (1)     Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2)      Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2021 - None

      Aggregate Non-Audit Fees 2020 - None

(h) Not applicable.

Item 5.    Audit Committee of Listed Registrants

Not Applicable.

Item 6.    Investments

Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11   Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13   Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	February 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:	February 26, 2022